UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement	[ ] Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
[X] Definitive Proxy Statement

[ ] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.

VERTEX ENERGY, INC.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: _____________________________
(2) Aggregate number of securities to which transaction applies: _____________________________
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________________________________
(4) Proposed maximum aggregate value of transaction: ____________________________________
(5) Total fee paid: ___________________________________

[ ] Fee paid previously with preliminary materials ______________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: __________________________
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(4) Date Filed: __________________________

VERTEX ENERGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on September 16, 2015

To our stockholders:

Notice is hereby given of an annual meeting of stockholders of Vertex Energy, Inc. (the “Company”) to be held on Wednesday, September 16, 2015 at 10 A.M. Houston time at Bay Oaks Country Club, 14545 Bay Oaks Boulevard, Houston, Texas 77059 (the “Annual Meeting” or the “Meeting”), for the following purposes:

1.
To elect six directors to the Board of Directors (the “Board”) each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board intends to present for election the following six nominees: Benjamin P. Cowart, Dan Borgen, David Phillips, Christopher Stratton, Timothy C. Harvey and James P. Gregory.

2.
To approve an amendment to the Company’s 2013 Stock Incentive Plan, to increase by 2,000,000 the number of shares of common stock reserved for issuance under the plan. The Board of Directors recommends that you approve and ratify an amendment to the 2013 Stock Incentive Plan, to increase by 2,000,000 the number of shares of common stock reserved for issuance under the plan.

3.
To ratify the appointment of Hein & Associates LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2015. The Board of Directors recommends that you approve and ratify the appointment of Hein & Associates LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2015.

4.	To transact such other business as may properly come before the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” FOR PROPOSAL ONE AND “FOR” PROPOSAL TWO AND THREE.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned.  Common and preferred stockholders of record on the close of business on July 23, 2015 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

The Company is pleased to continue utilizing the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about July 28, 2015 to our stockholders of record as of the close of business on July 23, 2015. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

The enclosed proxy statement is also available at https://www.iproxydirect.com/VTNR. This website also includes copies of the form of proxy and the Company’s Annual Report to stockholders for the year ended December 31, 2014, as amended. Stockholders may also request a copy of the proxy statement and the Company’s Annual Report by contacting our main office at (866) 660-8156.

As a stockholder of record, you are cordially invited to attend the meeting in person. Stockholders who do not expect to attend the Annual Meeting are encouraged to vote via the Internet, by phone or by returning a signed proxy card.

Even if you plan to attend the special meeting in person, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

By Order of the Board of Directors,

Benjamin P. Cowart
Chairman

Houston, Texas
July 24, 2015

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Wednesday, September 16, 2015.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2014 (as amended), are available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/VTNR.

TABLE OF CONTENTS

GENERAL INFORMATION	1
Information Contained In This Proxy Statement	1
Important Notice Regarding the Availability of Proxy Materials	1
Record Date and Shares Entitled to Vote	2
Voting Process	2
Providing and Revoking Proxies	2
Attendance at the Annual Meeting	2
Conduct at the Meeting	2
Quorum; Broker Non-Votes and Abstentions	3
Board of Directors Voting Recommendations	3
Voting Requirements for Each of the Proposals	4
Mailing Costs and Solicitation of Proxies	4
Inspector of Voting	4
Stockholders Entitled to Vote at the Meeting	4
Voting Instructions	4
Confidential Voting	4
Stockholder of Record and Shares Held in Brokerage Accounts	4
Multiple Stockholders Sharing the Same Address	5
Voting Results	5
Company Mailing Address	5
INCORPORATION BY REFERENCE	5
VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS	5
Security Ownership of Certain Beneficial Owners and Management	6
CORPORATE GOVERNANCE	10
Board Leadership Structure	10
Risk Oversight	10
Family Relationships	10
Arrangements between Officers and Directors	11
Other Directorships	11
Involvement in Legal Proceedings	11
Board of Directors Meetings	11
COMMITTEES OF THE BOARD	12
Board Committee Membership	12
Audit Committee	12
Compensation Committee	13
Compensation Committee Interlocks and Insider Participation	13
Nominating and Governance Committee	13
Related Party Transaction Committee	15
Risk Committee	15
Executive Sessions of the Board of Directors	16
Stockholder Communications with the Board	16
Director Independence	16
Code of Conduct	16
Whistleblower Protection Policy	17
EXECUTIVE OFFICERS	17
Significant Employees	18
AUDIT COMMITTEE REPORT	19
COMPENSATION COMMITTEE REPORT	19
EXECUTIVE AND DIRECTOR COMPENSATION	20
Compensation Discussion and Analysis	20
Objectives and Philosophy of Our Executive Compensation Program	20
Components of our Executive Compensation Program	20
Chief Executive Officer Compensation	22

Say-on-pay Voting Outcome	22
Benchmarking	23
Role of Chief Executive Officer and Other Officers	23
Role of Independent Consultant	23
Employment Agreements	23
Compensation Recovery	24
EXECUTIVE COMPENSATION	24
Summary Executive Compensation Table	24
Outstanding Equity Awards At Fiscal Year-End	25
Option Exercises During Fiscal 2014	26
Employment Agreements	26
Non-Competition and Non-Solicitation Agreement	29
Consulting Agreement	29
Potential Payments upon Termination or Change-in-Control	30
Grants of Plan-Based Awards in Fiscal 2014	33
DIRECTORS COMPENSATION	33
EQUITY COMPENSATION PLAN INFORMATION	34
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	35
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	38
PROPOSAL 1. ELECTION OF DIRECTORS	39
PROPOSAL 2. AMENDMENT TO 2013 STOCK INCENTIVE PLAN	43
PROPOSAL 3. RATIFICATION OF APPOINTMENT OF AUDITORS	50
STOCKHOLDER PROPOSALS	52
Proposals for 2016 Annual Meeting of Stockholders and 2016 Proxy Materials	52
Additional Filings	52
OTHER MATTERS	53
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	53
COMPANY CONTACT INFORMATION	53

VERTEX ENERGY, INC.

PROXY STATEMENT
FOR AN ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

Vertex Energy, Inc. (“Vertex,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2015 annual meeting of stockholders (the “Annual Meeting” or the “Meeting”) to be held on Wednesday, September 16, 2015 at 10 A.M. Houston time at Bay Oaks Country Club, 14545 Bay Oaks Boulevard, Houston, Texas 77059, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on July 28, 2015. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained In This Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 2014, as filed with the SEC on April 15, 2015 (the “Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy, except as set forth below under “Documents Incorporated By Reference”)) via the Internet at https://www.iproxydirect.com/VTNR or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the Annual Meeting if you were a stockholder of record as of the close of business on July 23, 2015 (the “Record Date”). Each stockholder of record as of the Record Date is entitled to one vote for each share of common stock, Series A Convertible Preferred Stock and Series B Preferred Stock held by him, her or it on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors. At the close of business on the Record Date, there were (a) 28,181,761 shares of our common stock outstanding; (b) 612,943 shares of our Series A Convertible Preferred Stock outstanding; and (c) 8,064,534 shares of our Series B Preferred Stock outstanding, for a total of 36,859,238 voting shares eligible to be voted at the Annual Meeting. Other than our common stock, Series A Convertible Preferred Stock and Series B Preferred Stock, we have no other voting securities currently outstanding.

Voting Process

If you are a stockholder of record, there are five ways to vote:

•	In person. You may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the proxy card.

•	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Providing and Revoking Proxies

Any stockholder giving a proxy may revoke it at any time provided written notice of the revocation is received by our Corporate Secretary before the proxy is voted; otherwise, if received prior to or at the Annual Meeting, properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy or, if no such instructions are given, in accordance with the recommendations of the Board described herein. Stockholders attending the Annual Meeting may revoke their proxies and vote in person.

Attendance at the Annual Meeting

Attendance at the Annual Meeting is limited to holders of record of our common stock, Series A Convertible Preferred Stock and Series B Preferred Stock at the close of business on the Record Date and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of our common stock or preferred stock, such as a bank or brokerage account statement indicating that you owned shares of our common stock or preferred stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Annual Meeting. A written agenda and rules of procedure for the Annual Meeting will be distributed to those persons in attendance at the Annual Meeting.

Conduct at the Meeting

The Chairman has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

Voting Requirements for Each of the Proposals

	Proposal	Vote Required	Broker Discretionary Voting Allowed*
1	Election of directors	Plurality of Votes Cast	No
2	Amendment to the Company’s 2013 Stock Incentive Plan to increase by 2,000,000 the number of shares of common stock reserved for issuance under the plan	Majority of the votes cast on the proposal	No
3	Ratification of the appointment of Hein & Associates LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2015	Majority of the votes cast on the proposal	Yes

* See also “Quorum; Broker Non-Votes and Abstentions”, below.

For Proposal 1, the six nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Votes withheld shall have no legal effect.

Approval of Proposals 2 and 3 requires the affirmative vote of a majority of the votes cast on each of such proposals, provided that a quorum exists at the Annual Meeting.

Quorum; Broker Non-Votes and Abstentions

The presence at the Annual Meeting of the holders of a majority of the outstanding shares of voting stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal. Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting at the Annual Meeting. However, approval of the proposals (other than the election of directors) requires the affirmative vote of a majority of the votes cast on such proposal, and therefore broker non-votes and abstentions could prevent the approval of these proposals because they do not count as affirmative votes. The election of directors requires a plurality of the votes cast at the Annual Meeting. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Please note that previously, brokers were allowed to vote uninstructed shares in uncontested director elections or with regard to certain executive compensation matters. However, brokers now can no longer vote uninstructed shares on your behalf in director elections or with regard to executive compensation matters. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of directors or on any issues requiring approval of a majority of the votes cast.

Board of Directors Voting Recommendations

Our Board of Directors (the “Board”) recommends that you vote your shares:

•	“FOR” each of the nominees to the Board of Directors (Proposal 1).

•	“FOR” the amendment to the Company’s 2013 Stock Incentive Plan, to increase by 2,000,000 the number of shares of common stock reserved for issuance under the plan (Proposal 2).

•	“FOR” the ratification of the appointment of Hein & Associates LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2015 (Proposal 3).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the Board. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

Representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the Annual Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of Annual Meeting of stockholders and 2014 Annual Report is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2014 Annual Report to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2014 Annual Report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary, Chris Carlson, at our principal executive offices at 1331 Gemini Street, Suite 250, Houston, Texas 77058, or a stockholder may make a request by calling our Corporate Secretary, Chris Carlson at (866) 660-8156.

If you receive more than one Notice of Internet Availability of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process” on page 2, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Company Mailing Address

The mailing address of our principal executive offices is 1331 Gemini Street, Suite 250, Houston, Texas 77058.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the section of this proxy statement titled “Audit Committee Report” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”)) shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock, Series A Convertible Preferred Stock and Series B Preferred Stock at the close of business on the Record Date will be entitled to one vote per share on all matters properly presented at the Annual Meeting. At the close of business on the Record Date, there were (a) 28,181,761 shares of our common stock outstanding; (b) 612,943 shares of our Series A Convertible Preferred Stock outstanding; and (c) 8,064,534 shares of our Series B Preferred Stock outstanding, for a total of 36,859,238 voting shares eligible to be voted at the Annual Meeting. Other than our common stock, Series A Convertible Preferred Stock and Series B Preferred Stock, we have no other voting securities currently outstanding.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock and preferred stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors; (iii) each of our executive officers and significant employees; and (iv) all of our current executive officers, significant employees and directors as a group, as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 1331 Gemini Street, Suite 250, Houston, Texas 77058.

Name	Number of Common Stock Shares (a)		Percent of Common Stock	Number of Series A Convertible Preferred Stock Shares(b)	Percent of Series A Convertible Preferred Stock	Number of Series B Preferred Stock Shares(c)	Percent of Series B Preferred Stock	Total Voting Shares	Percent of Total Voting Shares
Executive Officers, Significant Employees and Directors
Benjamin P. Cowart	8,515,125	(1)	29.7%	—	—%	—	—%	8,515,125	22.8%
Chris Carlson	1,026,303	(2)	3.6%	—	—%	—	—%	1,026,303	2.8%
David Peel	—		—%	—	—%		—%	—	—%
Dan Borgen	329,074	(3)	1.2%	—	—%	—	—%	329,074	*%
David Phillips	33,750	(4)	*%	—	—%	—	—%	33,750	*%
Christopher Stratton	133,750	(5)	*%	—	—%	—	—%	133,750	*%
Timothy C. Harvey	30,800	(6)	*%	—	—%	—	—%	30,800	*%

James P. Gregory	—	(7)	*%	—	—%	—	—%	—	—%
All Executive Officers, Significant Employees and Directors as a group (8 persons)	10,068,802		34.4%	—	—%	—	—%	10,068,802	26.6%
5% Stockholders (8)
Warren Ohio Holdings Co., LLC (9)	2,257,781	(10)	8.0%	—	—%	—	—%	—	6.1%
Vertex One Asset Management Inc. on behalf of the Vertex Fund registered as Investor Company 5J5505D (11)	1,849,704	(12)	6.2%	—	—%	1,612,904	20.0%	—	4.8%
Trellus Management Company, LLC (13)	2,690,932	(14)	9.1%	—	—%	1,365,486	16.9%	—	7.0%

* Indicates beneficial ownership of less than 1% of the total outstanding common stock, preferred stock or voting stock, as applicable.

(a) Includes (i) options, warrants and convertible securities exercisable or convertible for common stock, and (ii) shares of common stock issuable upon conversion of preferred stock, which shares are also provided separately in the table above where applicable, each within 60 days of the Record Date.

(b) Each share of Series A Convertible Preferred Stock converts into common stock at the option of each holder on a one-for-one basis and votes one voting share on all stockholder matters.

(c) Each share of Series B Preferred Stock converts into common stock at the option of each holder on a one-for-one basis and votes one voting share on all stockholder matters.

(1) Includes 100,765 shares held by VTX, Inc. (“VTX”), 7,500 shares of common stock owned by Vertex Holdings, L.P. (“Holdings”) which Mr. Cowart has control over and which shares Mr. Cowart is deemed to beneficially own, includes 4,796,761 shares of common stock held through Mr. Cowart’s family partnership (B&S Cowart II Family LP), which shares he is deemed to beneficially own, 2,632,364 shares of common stock which Mr. Cowart holds personally, and 244,299 shares each (488,598 in aggregate) held by The Benjamin Paul Cowart 2012 Grantor Retained Trust and The Shelley T. Cowart 2012 Grantor Retained Trust, which shares Mr. Cowart is deemed to beneficially own. Also includes warrants to purchase an aggregate of 2,636 shares of our common stock held by VTX, at various exercise prices from $11.10 to $27.00 per share, and with various expiration dates from between November 11, 2015 and May 21, 2017 (the “Make-Whole Warrants”). Also includes Make-Whole Warrants to purchase an aggregate of 222,883 shares of our common stock held personally by Mr. Cowart. Also includes warrants to purchase 219,868 shares of common stock at an exercise price of $3.01 per share, of which warrants to purchase 109,934 shares of common stock are each held by The Benjamin Paul Cowart 2012 Grantor Retained Annuity Trust and The Shelley T. Cowart 2012 Grantor Retained Annuity Trust, which warrants Mr. Cowart is deemed to beneficially own. Also includes options to purchase 18,750 shares of our common stock at an exercise price of $3.03 per share and options to purchase 25,000 shares at $3.26 per share. Does not include options to purchase 6,250 shares at an exercise price of $3.03 per share or options to purchase 75,000 shares at an exercise price of $3.03 per share, which options have not vested to Mr. Cowart and which do not vest within 60 days of the Record Date.

(2) Includes Make-Whole Warrants to purchase 13,968 shares of our common stock, options to purchase 140,000 shares of our common stock at an exercise price of $1.20 per share, options to purchase 75,000 shares of our common stock at an exercise price of $2.75 per share and options to purchase 25,000 shares of common stock at an exercise price of $2.96 per share. Does not include options to purchase 25,000 shares of common stock at an exercise price of $2.75 per share or options to purchase 75,000 shares of our common stock at an exercise price of $2.96 per share, which options have not vested to Mr. Carlson and which do not vest within 60 days of the Record Date.

(3) Includes options to purchase 20,000 shares of our common stock at an exercise price of $1.20 per share, options to purchase 80,000 shares of our common stock at an exercise price of $0.45 per share, options to purchase 18,750 shares of our common stock at an exercise price of $2.75 per share and options to purchase 15,000 shares of common stock at an exercise price of $2.96 per share. Does not include options to purchase 6,250 shares of our common stock at an exercise price of $2.75 per share, options to purchase 45,000 shares of common stock at an exercise price of $2.96 per share, or options to purchase 60,000 shares of common stock at an exercise price of $2.08 per share, which options have not vested to Mr. Borgen and which do not vest within 60 days of the Record Date. Also includes 195,324 shares of common stock held by KKB Holdings LLC, a Limited Liability Company which is owned by a Family Trust, which entity is owned by family members of Dan Borgen, who serves as a member of and as President of such entity, which securities Mr. Borgen is deemed to beneficially own.

(4) Includes options to purchase 18,750 shares of common stock at an exercise price of $2.75 per share and options to purchase 15,000 shares of common stock at an exercise price of $2.96 per share. Does not include options to purchase 6,250 shares of our common stock at an exercise price of $2.75 per share, options to purchase 45,000 shares of our common stock at an exercise price of $2.96 per share or options to purchase 60,000 shares of common stock at an exercise price of $2.08 per share, which options have not vested to Mr. Phillips and which do not vest within 60 days of the Record Date.

(5) Includes options to purchase 100,000 shares of our common stock at an exercise price of $0.45 per share, options to purchase 18,750 shares of common stock at an exercise price of $2.75 per share and options to purchase 15,000 shares of common stock at an exercise price of $2.96 per share. Does not include options to purchase 6,250 shares of our common stock at an exercise price of $2.75 per share, options to purchase 45,000 shares of common stock at an exercise price of $2.96 per share or options to purchase 60,000 shares of common stock at an exercise price of $2.08 per share, which options have not vested to Mr. Stratton and which do not vest within 60 days of the Record Date.

(6) Includes 4,000 shares of common stock held in the name of the Caylyn Harvey Trust, 1,800 shares of common stock held in the name of the Lexie Harvey Irrevocable Trust and 10,000 shares of common stock held in the name of the Timothy & Melinda Harvey TTEES Harvey Trust U/A DTD 09/14/92, which shares Mr. Harvey is deemed to beneficially own. Includes options to purchase 15,000 shares of common stock at an exercise price of $2.96 per share. Does not include options to purchase 45,000 shares of common stock at an exercise price of $2.96 per share, options to purchase 75,000 shares of common stock at an exercise price of $6.615 per share or options to purchase 60,000 shares of common stock at an exercise price of $2.08 per share, which options have not vested to Mr. Harvey and which do not vest within 60 days of the Record Date.

(7) Does not include options to purchase 60,000 shares of common stock at an exercise price of $2.08 per share, which options have not vested to Mr. Gregory and which do not vest within 60 days of the Record Date.

(8) To our knowledge, except as noted in the table above, no person or entity is the beneficial owner of more than 5% of the voting power of the Company’s securities.

(9) Address is 727 South 13th Street, Omaha, Nebraska 68102. The beneficial owner of the shares held by Warren Ohio Holdings Co., LLC. is Robert N. Schlott its Chairman.

(10) Includes 150,000 shares held in escrow in order to provide for indemnification rights pursuant to the terms of that certain Asset Purchase Agreement between the Company and Warren Ohio Holdings Co., LLC. f/k/a Heartland Group Holdings, LLC, which closed in December 2014.

(11) Address is #1920-1177 W. Hastings St., Vancouver, BC V6E 2K3. Vertex One Asset Management Inc. (“Vertex One”) is the asset management firm which manages the Vertex Fund, an unincorporated open end investment trust, and the Vertex Growth Fund, a mutual fund trust.  Separate from the 1,612,904 shares of Series B Preferred Stock and warrants to purchase 806,452 shares of common stock (which are not exercisable within 60 days of the Record Date) held by Vertex Fund (see Note 12 below), Vertex Growth Fund beneficially owns 236,800 shares of the Company’s common stock, which are included in Vertex Fund’s beneficial ownership due to the common control of such entities as described below. John Thiessen, the lead Portfolio Manager of Vertex One, exercises voting and investment power with regard to the securities held by Vertex Fund and Vertex Growth Fund and may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by Vertex Fund and Vertex Growth Fund.  Vertex One is an unregistered broker-dealer which files reports with the SEC pursuant to Section 13(f) of the Exchange Act.

(12) Represents 1,612,904 shares of common stock issuable upon conversion of 1,612,904 shares of Series B Preferred Stock.  Pursuant to the terms of the Series B Preferred Stock, holders of such securities are not able to convert such securities into common stock if they would hold more than 9.99% of the Company’s outstanding common stock following such conversion. Does not include 806,452 shares of common stock issuable upon exercise of outstanding warrants to purchase shares of common stock at an exercise price of $2.92 per share, which are not exercisable as of the Record Date or within 60 days of such date.

(13) Address is 350 Madison Avenue, 8th Floor, New York, NY 10017.

(14) Includes 1,365,486 shares of common stock issuable upon conversion of 1,365,486 shares of Series B Preferred Stock of the Company and 1,325,446 shares of common stock. Represents securities beneficially owned by Trellus Small Cap Opportunity Fund, LP and Trellus Partners, LP, which are beneficially owned by Trellus Management Company, LLC (“Trellus”) and Adam Usdan, the President of Trellus, who may be deemed to beneficially own the securities owned by Trellus. Pursuant to the terms of the Series B Preferred Stock, holders of such securities are not able to convert such securities into common stock if they would hold more than 9.99% of the Company’s outstanding common stock following such conversion. Does not include 682,743 shares of common stock issuable upon exercise of outstanding warrants to purchase shares of common stock at an exercise price of $2.92 per share, which are not exercisable as of the Record Date or within 60 days of such date. Information is as of July 2, 2015.

CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Our current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer (“CEO”), Mr. Cowart. The Board of Directors believes that this leadership structure is the most effective and efficient for the Company at this time. Mr. Cowart possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most critical matters. Combining the Chairman of the Board and CEO roles promotes decisive leadership, fosters clear accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our stockholders, particularly during periods of turbulent economic and industry conditions.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight among the full Board of Directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The Board of Directors exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides guidance on risk assessment and mitigation. The Nominating and Corporate Governance Committee recommends the slate of director nominees for election to the Company’s Board of Directors, identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings, reviews, evaluates and recommends changes to the Company’s Corporate Governance Guidelines, and establishes the process for conducting the review of the Chief Executive Officer’s performance. The Related Party Transaction Committee is charged with the review and pre-approval of any and all related party transactions. The Risk Committee assists the Board in connection with the oversight of the Company’s management of key risks, including strategic and operational risks, as well as the guidelines, policies and processes for monitoring and mitigating such risks in connection with, among other things, sales, market dynamics, and hedging strategies (the Company’s committees are described in greater detail below under “Committees of the Board” on page 12).

Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

None of our executive officers or directors has been involved in any of the following events during the past ten years:

(1)	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2)	any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses);

(3)
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

(4)	being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law;

(5)
being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(6)
being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors Meetings

The Company had four official meetings of the Board of Directors of the Company during the last fiscal year ending December 31, 2014. Each director attended at least 75% of the total number of meetings of the Board and Board committees on which the director served. The Company has not adopted a policy requiring its directors to attend its annual meeting of stockholders. None of our directors attended last year’s annual meeting.

COMMITTEES OF THE BOARD

Board Committee Membership

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Related Party Transaction Committee	Risk Committee
Benjamin P. Cowart (1)
Dan Borgen	M	C	M	M
David Phillips	M	M	M	C
Christopher Stratton	C	M	C		M
Timothy C. Harvey					C
James P. Gregory

(1) Chairman of Board of Directors.
C - Chairman of Committee.
M - Member.

The charter for each committee of the Board identified below is available on our website at www.vertexenergy.com. Copies of the committee charters are also available for free upon written request to our Corporate Secretary. Additionally, the committee charters (other than the Risk Committee Charter and Amended Charter of the Compensation Committee) were filed as an exhibit to the Company’s Form 8-K/A dated February 13, 2013, filed with the SEC on February 13, 2013 as Exhibit 99.2. The charter of the Risk Committee was filed as Exhibit 99.2 to the Company’s Form 10-Q for the period ended September 30, 2013, filed with the SEC on November 6, 2013 and the Amended Compensation Committee Charter was filed as Exhibit 99.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2014.

Audit Committee

The Audit Committee, which is comprised exclusively of independent directors, has been established by the Board to oversee our accounting and financial reporting processes and the audits of our financial statements.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate (as required by NASDAQ rules) and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Board has also determined that Mr. Stratton, is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Stratton has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical information under “Proposal 1 - Election of Directors” below (beginning on page 39).

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

The Audit Committee held four meetings during the year ended December 31, 2014 and is currently comprised of Messrs. Stratton (Chairman), Borgen and Phillips.

You can access our Audit Committee Charter on our website at www.vertexenergy.com (“Investor Relations” - “Corporate Governance”), and any stockholder who so requests may obtain a free copy of our Audit Committee Charter by submitting a written request to our Corporate Secretary. Additionally, the Audit Committee Charter was filed as an exhibit to the Company’s Form 8-K/A filed with the SEC on February 13, 2013 as Exhibit 99.2.

Compensation Committee

The Compensation Committee, which is comprised exclusively of independent directors, is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Compensation Committee.

The Compensation Committee held six meetings during the year ended December 31, 2014 and is currently comprised of Messrs. Borgen (Chairman), Stratton and Phillips, each independent members of the Board of Directors.

You can access our Compensation Committee Charter on our website at www.vertexenergy.com (“Investor Relations” - “Corporate Governance”), and any stockholder who so requests may obtain a free copy of our Compensation Committee Charter by submitting a written request to our Corporate Secretary. Additionally, the Amended Compensation Committee Charter was filed as an exhibit to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2014 as Exhibit 99.1.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Borgen (Chairman), Stratton and Phillips, who are all independent members of our Board of Directors. No member of the Compensation Committee is an employee or a former employee of the Company, other than Mr. Stratton, who served as Chief Financial Officer of the Company from August 2009 to June 2010. During fiscal 2014, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Governance Committee

The Nominating and Governance Committee, which is comprised exclusively of independent directors, is responsible for identifying prospective qualified candidates to fill vacancies on the Board, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines and overseeing the self-evaluation of the Board.

  In considering individual director nominees and Board committee appointments, our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee, the Nominating and Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. Furthermore, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year.

The Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, and other information as required by the Company’s Bylaws, are properly submitted in writing to the Secretary of the Company in accordance with the manner described for stockholder proposals under “Stockholders Proposals” on page 52 below. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

In addition, the Company’s Bylaws permit stockholders to nominate directors at an annual meeting of stockholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting pursuant to the requirements of the Company’s Bylaws and applicable NASDAQ and SEC rules and regulations.

The Nominating and Governance Committee did not hold any meetings during the year ended December 31, 2014, provided that the Committee did take action via a consent to action without meeting to approve the nominees for the 2014 annual meeting. The Nominating and Governance Committee is currently comprised of Messrs. Stratton (Chairman), Borgen, and Phillips, each independent members of the Board of Directors.

You can access our Nominating and Governance Committee Charter on our website at www.vertexenergy.com (“Investor Relations” - “Corporate Governance”), and any stockholder who so requests may obtain a free copy of our Nominating and Governance Committee Charter by submitting a written request to our Corporate Secretary. Additionally, the Nominating and Governance Committee Charter was filed as an exhibit to the Company’s Form 8-K/A filed with the SEC on February 13, 2013 as Exhibit 99.2.

Related Party Transaction Committee

The Related Party Transaction Committee is required to include at least two “independent directors” (defined to mean any individual who does not beneficially own more than 5% of the outstanding voting shares of the Company, is not employed by, or an officer of, the Company or any entity related to Benjamin P. Cowart, is not a director or manager of any such company, is not a family member of Mr. Cowart, and would qualify as an “Independent Director” as defined in the rules and regulations of NASDAQ). This Related Party Transaction Committee is charged with the review and pre-approval of any and all related party transactions.

The Related Party Transaction Committee did not hold any meetings during the year ended December 31, 2014. The Related Party Transaction Committee is currently comprised of Messrs. Phillips (Chairman), and Borgen, each independent members of the Board of Directors.

You can access our Related Party Transaction Committee Charter on our website at www.vertexenergy.com (“Investor Relations” - “Corporate Governance”), and any stockholder who so requests may obtain a free copy of our Related Party Transaction Committee Charter by submitting a written request to our Corporate Secretary. Additionally, the Related Party Transaction Committee Charter was filed as an exhibit to the Company’s Form 8-K/A filed with the SEC on February 13, 2013 as Exhibit 99.2.

Risk Committee

The Risk Committee’s role is to assist the Board in connection with the oversight of the Company’s management of key risks, including strategic and operational risks, as well as the guidelines, policies and processes for monitoring and mitigating such risks in connection with, among other things, sales, market dynamics, and hedging strategies.

Subject to the sole determination of the Board and where applicable, the Audit Committee, the principal responsibilities and functions of the Risk Committee are to review and discuss with management the Company’s risk governance structure, risk assessment and risk management practices, the guidelines, policies and processes for risk assessment and risk management and the effectiveness of applicable risk management frameworks; to review and discuss with management the Company’s risk appetite, tolerance and strategy relating to key risks, including credit risk, legal risk, regulatory risk, operational risk, liquidity and funding risk, market risk, product and sales risk, risk relating to hedging transactions and reputational risk, as well as the guidelines, policies and processes for monitoring and mitigating such risks; to review at least yearly, the major risk exposures of the Company and its business units, including market, credit, operational, liquidity, funding, and reputational risk, against established risk measurement methodologies and the steps management has taken to monitor and control such exposures; to assess whether compliance and risk mitigation programs and initiatives are fulfilling their purpose or require any modification, and suggest remedial action where necessary; to review disclosure regarding risk contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, if any; and to review reports on selected risk topics as the Committee deems appropriate from time to time; to discharge any other duties or responsibilities delegated to the Committee by the Board.

The Risk Committee, which was formed effective July 24, 2013, held two meetings during the year ended December 31, 2014. The Risk Committee is currently comprised of Messrs. Harvey (Chairman) and Stratton, each independent members of the Board of Directors.

The Risk Committee Charter was filed as an exhibit to the Company’s Form 10-Q for the period ended September 30, 2013, filed with the SEC on November 6, 2013 as Exhibit 99.2 thereto, and any stockholder who so requests may obtain a free copy of our Risk Committee Charter by submitting a written request to our Corporate Secretary.

Executive Sessions of the Board of Directors

The independent members of the Board of Directors of the Company meet in executive session (with no management directors or management present) from time to time, but at least once annually. The executive sessions include whatever topics the independent directors deem appropriate.

Stockholder Communications with the Board

Our stockholders and other interested parties may communicate with members of the Board by submitting such communications in writing to our Corporate Secretary, 1331 Gemini Street, Suite 250, Houston, Texas 77058, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Corporate Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board.

Director Independence

The Board of Directors annually determines the independence of each director and nominee for election as a director. The Board makes these determinations in accordance with NASDAQ’s listing standards for the independence of directors and the SEC’s rules.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

The Board has affirmatively determined that each of Mr. Borgen, Mr. Phillips, Mr. Stratton and Mr. Harvey are independent. Due to the fact that Mr. Cowart serves as our Chief Executive Officer and President, Mr. Cowart is not independent. Due to the fact that Mr. Gregory is the General Counsel of Vertex Refining NV, LLC (“Vertex Refining Nevada”), our wholly-owned subsidiary, Mr. Gregory is not independent. A majority of the Board is comprised of independent directors.

Code of Conduct

Pursuant to NASDAQ and SEC rules, we have adopted a Code of Ethical Business Conduct (“Code of Conduct”) that applies to all of our directors, officers and employees.

You can access our Code of Conduct on our website at www.vertexenergy.com (“Investor Relations” - “Corporate Governance”), and any stockholder who so requests may obtain a free copy of our Code of Conduct by submitting a written request to our Corporate Secretary. Additionally, the Code of Conduct was filed as an exhibit to the Company’s Form 8-K/A dated February 13, 2013, filed with the SEC on February 13, 2013 as Exhibit 14.1.

We intend to disclose any amendments to our Code of Conduct and any waivers with respect to our Code of Conduct granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.vertexenergy.com within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Conduct to any such officers or employees.

Whistleblower Protection Policy

The Company adopted a Whistleblower Protection Policy (“Whistleblower Policy”) that applies to all of its directors, officers, employees, consultants, contractors and agents of the Company. You can access our Whistleblower Policy on our website at www.vertexenergy.com (“Investor Relations” - “Corporate Governance”), and any stockholder who so requests may obtain a free copy of our Whistleblower Policy by submitting a written request to our Corporate Secretary. The Whistleblower Policy has been reviewed and approved by the Board. The Company’s Whistleblower Policy was filed as an exhibit to the Company’s Form 8-K/A dated February 13, 2013, filed with the SEC on February 13, 2013 as Exhibit 14.1.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers.

Name	Position	Age
Benjamin P. Cowart	President and Chief Executive Officer	46
Chris Carlson	Chief Financial Officer and Secretary	42
David Peel	Chief Operating Officer	65

BENJAMIN P. COWART, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Information regarding Mr. Cowart is set forth in “Proposal No. 1 – Election of Directors”, below (beginning on page 39).

CHRIS CARLSON – CHIEF FINANCIAL OFFICER AND SECRETARY (Age 41): Mr. Carlson has served as our Secretary since our inception and Chief Financial Officer since June 2010. Mr. Carlson brings a range of experience to his role with the Company. Mr. Carlson worked for Vertex Holdings, L.P. (“Holdings”) as the Vice President of Finance prior to the April 16, 2009, merger between Holdings, the Company, World Waste Technologies, Inc. (“World Waste”) and Vertex Merger Sub, LLC (the “Merger”) where he oversaw the administrative functions of the company, including legal and banking, a position which he had held since October 2001. Mr. Carlson worked for FuelQuest, Inc. before joining Holdings in 2001. There he worked as a Project Lead managing implementations of e-commerce services for new customers. In addition, he also planned and developed testing requirements for e-commerce applications. Mr. Carlson was with Pagenet, a wireless communications company prior to FuelQuest, Inc., where he worked as a Strategic Account Supervisor. Mr. Carlson earned his BS degree in Business Finance from the University of Houston.

DAVID PEEL - CHIEF OPERATING OFFICER (Age 65): Mr. Peel has served as Chief Operating Officer of the Company since June 2014. Mr. Peel has served as the Chief Operating Officer of Omega Holdings, LLC (“Omega Holdings”), which is engaged in the re-refining of base oil, since May 2012. In May 2014 we completed an acquisition of certain assets and operations from Omega Holdings Company LLC (“Omega Holdings”) pursuant to an Asset Purchase Agreement entered into in March 2014. From 2000 to 2001 and from 2004 to April 2012, Mr. Peel served as the President of Peel Management Consulting (based in Chicago, Illinois), a used oil recycling consulting firm which provides business management and sales support to various privately held companies including a used industrial oil recycling company. From 2001 to 2003, Mr. Peel served as Vice President of Oil Refining with Safety-Kleen Corporation (“Safety-Kleen”) where he provided direction and day-today management for the oil recovery division which had 280 employees and annual revenues of $150 million. Mr. Peel helped increase revenues and improve profitability for Safety-Kleen as it emerged from Chapter 11 Bankruptcy in 2003. From 1995 to 1999 and 1989 to 1995, Mr. Peel served as the Divisional Vice President of Oil Recovery and Envirosystems for Safety-Kleen, where he managed two divisions with combined revenues of $175 million and a staff of 450. From 1985 to 1995, Mr. Peel served in various positions with Safety-Kleen including General Manager (Breslau, Ontario, from 1985-1989), where he developed re-refining operations and procedures and Vice President of Manufacturing (Elgin, Illinois, from 1989-1995) where his duties included, among other things, managing two re-refineries, a process plant and two recycling plants. From 1984 to 1985, Mr. Peel served as the Director of Operations for Breslube Enterprises (based in Buffalo, New York), a re-refining company where he managed that company’s re-refining operations. From 1974 to 1984, Mr. Peel served as Project Engineer and Lead Project Engineer with various oil, chemical and gas companies in the United Kingdom and Canada.

Mr. Peel received a degree in Mechanical and Production Engineering from Manchester Polytechnic (now the University of Manchester, Institute of Science and Technology) in Manchester, England in 1974. Mr. Peel is a Member of the Institution of Mechanical Engineers (UK) and a Chartered Engineer (UK).

Significant Employees

Greg Wallace – Vice President of Refining and Marketing

Mr. Wallace provides the Company with over 18 years of experience in the petroleum and chemicals trading industry. Mr. Wallace previously spent a portion of his time working for both the Company and Holdings prior to the August 31, 2012 acquisition of substantially all of the remaining assets and operations of Holdings which remained after the Merger (the “Acquisition”), after which time Mr. Wallace no longer spends any time on Holdings matters. Mr. Wallace manages several departments for the Company including processing, used oil recovery technology, purchasing and selling of various petrochemical products, and transportation of lube oils and solvents. Prior to joining Holdings in 2005, Mr. Wallace was President of TRW Trading, a company that he co-founded in 2001. Mr. Wallace has served in various management roles ranging from marketing a variety of gasoline blendstocks, various solvents, waste recycling, hazardous/non-hazardous handling, and then later becoming qualified to perform oil spill prevention and response. Mr. Wallace began his petrochemical career with Valley Solvents & Chemicals, where he served as project General Manager responsible for sourcing used feedstocks and selling products into favorable markets.

 John Strickland - Manager of Supply

Mr. Strickland serves as our Manager of Supply. Mr. Strickland joined Holdings in late 2007. Mr. Strickland previously spent a portion of his time working for both the Company and Holdings prior to the Acquisition, after which time Mr. Strickland no longer spends any time on Holdings matters. Mr. Strickland has over 21 years of experience in management roles of developing companies in the recycling of used oils and the fuel blending business. In his various positions, he has developed used oil collection fleets, environment services (non-hazardous), Terminal business of #6-oil from water ports and helped develop software for used oil collection fleets. Mr. Strickland was the General Manager of Texpar Energy Inc. from 1999 to 2003 and Special Project Manager for Texpar Energy, L.L.C. from 2004 to 2007. From 1986 to 1999, he was the General Manager and Vice- President of Sellers Oil Inc., then one of the largest recycling and fuel marketers of used oil and #6-fuel oil in the southeast.

AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended December 31, 2014, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management; (2) discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T and Exchange Act Regulation S-X, Rule 2-07; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for the year ended December 31, 2014 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Audit Committee

/s/ Christopher Stratton (Chairman)
/s/ Dan Borgen
/s/ David Phillips

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the Company’s Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and proxy statement for the Company’s 2015 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission.

March 31, 2015

Respectfully submitted,

The Compensation Committee of Vertex Energy, Inc.

/s/ Dan Borgen, Chairman
/s/ David Phillips
/s/ Christopher Stratton

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

This section explains our executive compensation program and specifically describes the application of that program to the Named Executive Officers (defined below under “Summary Executive Compensation Table” on page 24) whose compensation information is presented in the tables and narrative discussion below in accordance with Securities and Exchange Commission rules.

Objectives and Philosophy of Our Executive Compensation Program

 The Compensation Committee seeks to achieve three broad objectives in connection with our executive compensation program. First, to reward executives for the achievement of business objectives. Second the program is intended to provide executives with equity incentives so as to link a portion of the executive’s compensation with the future performance of the Company. Finally, the Compensation Committee structures its executive program to enable the Company to attract and retain valuable employees and remain competitive within our industry.

We have entered into employment agreements with certain of our executive officers. These employment agreements establish annual base salary and annual bonus amounts (or provide the Compensation Committee authority to grant discretionary bonuses) that the Compensation Committee may increase from time to time in their sole discretion. In general, the Compensation Committee has tied potential bonus compensation to performance factors, including the executive officer’s efforts and contributions towards obtaining corporate objectives and our performance (mainly the increase in our net income year-over-year).

In making compensation decisions, the Compensation Committee considers a number of factors, one is to keep the executive officer compensation program well-defined and easily understood and to link each executive’s compensation to the success of the business, with a focus on continuous growth and development of sustainable shareholder value. Our Compensation Committee determines the amount of each element of compensation, as well as the overall mix of compensation elements.

Components of our Executive Compensation Program

The primary elements of our executive compensation program are:

•base salary;
•annual cash incentive bonuses;
•long-term and equity-based incentives, including stock options;
•severance benefits; and
•medical and other insurance benefits.

These elements have been chosen to foster the potential for both current and long-term payouts and to attract and retain executive talent. We do not have any policy or target for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation or among the different forms of non-cash compensation. Instead, the Compensation Committee determines what it believes to be the appropriate level and mix of the various compensation components based on its review of compensation of similarly situated executives in our peer group, the advice of consultants and our compensation philosophy described above. Our compensation strategy is designed to offer competitive compensation packages to attract, motivate and reward qualified employees who contribute significant value to us and reward performance, such as attainment of business and individual associate goals, business results, leadership, and strong relationships with clients, and is not based on rewarding seniority.

Base Salary

We use base salaries to recognize the experience, skills, knowledge and responsibilities of our executive officers. None of our Named Executive Officers is currently party to an employment agreement that provides for automatic or scheduled increases in base salary. The base salaries of our executives have not varied widely from year to year as described below under “Summary Executive Compensation Table” on page 24.

On an annual basis, our Compensation Committee reviews and evaluates for adjustment the base salaries of our executives based on the scope of an executive’s responsibilities, individual contribution, prior experience and sustained performance. Base salaries are also reviewed and adjusted, as deemed appropriate, in the case of promotions or other significant changes in responsibility. No formulaic base salary increases are provided to our Named Executive Officers. In making decisions regarding salary increases, we may also draw on the experiences of members of our Board of Directors with other companies and the peer group compensation data reviewed by the Compensation Committee.

The long-term incentive awards in our compensation program are around incentives that we believe will also drive stockholder value. Performance stock options when issued do not accrue value to the executive officer unless and until stockholder value is created through company performance (i.e., all stock options are granted at or above market price on the date of issuance). We also believe that an executive officer should hold an equity stake in the Company to further motivate the creation of stockholder value, provided that we do not have a policy in place requiring such ownership.

Annual Cash Incentive Bonuses

A significant portion of the total compensation of our Named Executive Officers is directly linked to Company performance in the form of cash incentive bonus payments. We believe this provides our executives an opportunity to earn above peer average compensation if the Company delivers superior results.

We link a significant portion of our executives’ cash compensation to the Company’s performance, as measured for our Named Executive Officers (and certain high-level employees) other than our Chief Executive Officer, by our year-over-year net income growth (less certain items not directly effecting net income, such as income tax benefit). Our high-level employees and executives have the ability, in the discretion of the Compensation Committee, to earn bonuses based on certain pre-determined percentages of their base salary, which aggregate bonuses for all executives (other than our Chief Executive Officer) and all high-level employees is determined based on a maximum of 20% of our year-over-year increase in net income.

The annual bonuses for our Chief Executive Officer are determined in the sole discretion of the Compensation Committee, based on the advice of consultants, the Company’s annual performance, and the bonuses paid to chief executive officers in the Company’s peer group. The bonus of Mr. David Peel, who serves as our Chief Operating Officer, is determined pursuant to the terms of his employment agreement and 90% of such bonus is non-discretionary (the remaining 10% is discretionary in the determination of the Board of Directors). Cash bonuses were paid to our executive officers in fiscal 2014 as described below under “Summary Executive Compensation Table” on page 24.

Long-Term and Equity-Based Incentives

Our equity compensation program is a broad-based, long-term employee retention program that is intended to attract, retain and motivate our employees, officers and directors and to align their interests with those of our shareholders. We believe that our equity program is critical to our efforts to hire and retain the best talent in the extremely competitive used oil industry. We use stock options as a way to reward long-term value creation. Consistent with our Compensation Committee’s desire to tie pay to performance, the value of option awards is directly linked to the long-term performance of our stock price. While we have not previously issued restricted stock or equity awards other than stock options, the Compensation Committee reserves the right to issue such securities in the future, in the event it determines that such securities are beneficial to the Company’s compensation program.

Historically, the Compensation Committee has not granted stock options on a set schedule or based on any pre-determined schedule. Instead, the Compensation Committee grants stock options from time to time, in its sole discretion, based on the Company’s performance, the length of time prior stock options have been outstanding, the amount of shareholder dilution which would result from the grant of such stock options and our stock price. Notwithstanding the above, the Compensation Committee has historically sought to grant stock options to new hirees/appointees shortly after their engagement/appointment. Generally, all stock awards have a term of ten years (five years for greater than 10% shareholders), are granted at market (or 10% above in the event of greater than 10% shareholders), and vest at the rate of 1/4th of such options each year for four years, assuming such holders are continued to be employed by us.

We believe that meaningful vesting periods encourage recipients to remain with the Company over the long term. Because the value of the awards is based on our stock price, stock options encourage recipients to focus on achievement of longer-term goals, such as strategic opportunities, technological innovation and shareholder return.

Grants of stock options (and other equity awards) are made under our Equity Incentive Plans and the plans are administered pursuant to Rule 16b-3 of the Exchange Act. When considering the grant of stock based awards, the Compensation Committee gives consideration to our overall performance and the performance of individual employees.

Severance Benefits

Our employment agreements with our Named Executive Officers generally provide for severance pay (of between three and six months) upon the termination of such Named Executive Officers employment with us without cause or by the executives for good reason (as described in such agreements). Additionally, our Chief Executive Officer (Mr. Cowart) is currently due severance pay (as described in greater detail below) in the event he terminates his employment for any reason (notwithstanding the fact that Mr. Cowart’s agreement has expired, the parties have agreed to operate under the terms of the prior agreement until such time as another employment agreement or formal extension of the prior agreement has been mutually agreed to). Severance benefits are consistent with the Company’s peer group, and intended to provide the executives a comfort level that their employment will not be terminated without cause, unless they receive severance pay sufficient for them to relocate if necessary and/or find alternative employment. We do not currently pay severance payments upon a change of control of the Company.

Benefits and Other Compensation

We maintain broad based benefits that are provided to all employees, including health and dental insurance, life and disability insurance and a 401(k) plan. Our executive officers are eligible to participate in all of our employee benefit plans.

Chief Executive Officer Compensation

Benjamin P. Cowart’s compensation is determined by our Compensation Committee. As is the case with respect to the executive officers, our Chief Executive Officer’s compensation is based upon both our operating performance and his individual performance. The Chief Executive Officer’s compensation consists of the same elements identified above with respect to executive officers: salary, an annual incentive bonus, and, in some years, grants of stock options. The determination of salary and the grant of stock based awards, if any, are subjective and not based upon any specific formula or guidelines, provided the Compensation Committee does take into account the performance of the Company and the Chief Executive Officer, our peer group and the advice of consultants.

Say-on-pay Voting Outcome

As part of the process for determining compensation for the Named Executive Officers for 2014, the Compensation Committee considered the most recent “say on pay” non-binding stockholder advisory vote held in June 2013 regarding the Named Executive Officers’ 2012 compensation. The resolution approving 2012 executive compensation received approval of 50.6% of the total stockholder vote, including 99.98% of the total number of stockholders voting at the meeting. The Compensation Committee considers the strong stockholder support of our 2012 compensation policies when making decisions regarding executive compensation.

Benchmarking

In making its compensation determinations, the Compensation Committee annually reviews the total compensation that each of our executives is eligible to receive against the compensation levels of comparable positions of a peer group of companies. The Compensation Committee seeks to select peer companies that are publicly traded, headquartered in the United States, operate in the used oil or environmental services industry, compete with us for talent, and are similar to the Company in their product and services offerings, business model, revenue size and market capitalization. The composition of the peer group is reviewed annually by the Compensation Committee.

The peer group used by the Compensation Committee in fiscal 2014 to evaluate compensation is:

Casella Waste Systems Inc.	CECO Environmental Corp.
Perma-fix Environmental Services	US Ecology, Inc.
Pure Earth, Inc.	Heritage-Crystal Clean
Clean Diesel Technologies	Granite Falls Energy LLC
Flotek Industries, Inc.	Nuverra Environmental Solutions
Quest Resource Holding Corp	Trecora Resources

Role of Chief Executive Officer and Other Officers

The Compensation Committee considers input from our Chief Executive Officer in making determinations regarding our executive compensation program and the individual compensation of each executive officer, other than our Chief Executive Officer. The Compensation Committee makes the final determination of Named Executive Officer compensation. The Compensation Committee has sole discretion to set the compensation levels of our Chief Executive Officer.

Role of Independent Consultant

For 2014, the Compensation Committee engaged Meridian Compensation Partners LLC (“Meridian”) as its independent compensation consultant. Meridian reports solely to the Compensation Committee, and the Compensation Committee determines the scope of Meridian’s engagement, which includes:

•	Providing input into compensation program design discussions and individual compensation actions, as needed.
•	Providing benchmarking (e.g., peer company) data on executive compensation for the Compensation Committee to use in its decision-making process.
•	Keeping the Compensation Committee apprised of trends and other developments affecting executive compensation.

The Compensation Committee has evaluated the independence of Meridian based on the SEC’s factors affecting independence and has concluded that Meridian is independent and that there are no conflicts of interests associated with Meridian’s engagement.

Employment Agreements

We enter into employment agreements with all of our Named Executive Officers (defined below under “Summary Executive Compensation Table” on page 24). Refer to “Employment Agreements” beginning on page 26 below for further details.

Compensation Recovery

Under the Sarbanes–Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer. We plan to implement a clawback policy in the future, although we have not yet implemented such policy, in accordance with the requirements of The Dodd–Frank Wall Street Reform and Consumer Protection Act.

EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The following table sets forth information concerning the compensation of our Chief Executive Officer, Chief Financial Officer and three most highly compensated officers other than the Chief Executive Officer and Chief Financial Officer who were serving as an executive officer of the Company at the end of December 31, 2014, and up to two additional individuals for whom disclosure would have been required had they been serving as an executive officer at the end of the last completed fiscal year (the “Named Executive Officers”).

Name and Principal Position	Year Ended December 31	Salary ($)	Bonus ($)		Stock Awards (4)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation		All Other Compensation ($)		Total ($)
Benjamin P. Cowart	2014	$267,500	$(3)		$—	$15,475	$—		$39,811	(9)	$322,786
Chairman, CEO,	2013	$260,096	$543,960	(4)	$—	$10,471	$—		$—		$814,527
and President	2012	$240,769	$224,000	(4)	$—	$11,203	$—		$—		$475,972
Chris Carlson	2014	$195,000	$(3)		$—	$38,853	$		$22,974	(10)	$256,827
Chief Financial	2013	$204,006	$—		$—	$24,582	$272,162	(5)(7)	$—		$500,750
Officer and Secretary	2012	$184,000	$—		$—	$22,224	$49,500	(7)	$—		$255,724
Matthew Lieb	2014	$106,731	$36,805		$—	$16,415	$—		$4,507	(11)	$164,458
Former Chief	2013	$75,000	$24,750		$—	$3,163	$—		$—		$102,913
Operating Officer (12)	2012	$75,000	$55,992		$—	$9,126	$—		$—		$140,118
David Peel	2014	$294,231	$150,000	(8)	$—	$—	$—		$—		$444,231
Chief Operating
Officer (6)

(1) Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000. None of our executive officers received any change in pension value and nonqualified deferred compensation earnings during the periods presented.

(2) Represents the fair value of the grant of certain options to purchase shares of our common stock calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(3) The amount of Mr. Cowart’s and Mr. Carlson’s 2014 bonus has not yet been determined by the Compensation Committee as of the date of this filing, and is therefore not included in the table above. As the amount of Mr. Cowart’s and Mr. Carlson’s salary is determined in the sole discretion of the Compensation Committee, the date that the bonuses are expected to be determined is unknown. The amount of Mr. Cowart’s and Mr. Carlson’s bonuses for fiscal 2014, if any, will be disclosed in a separate filing under Item 5.02(f) of Form 8-K within four days of the date finalized by the Compensation Committee.

(4) Bonuses for 2013 and 2012 were discretionary bonuses approved by the Compensation Committee. See “Annual Cash Incentive Bonuses” under “Compensation Discussion and Analysis” above on page 21.

(5) Represents $127,162 paid in 2014 as a bonus for fiscal 2013 and $145,000 awarded as an additional bonus for fiscal 2013 on June 29, 2015, which has been accrued and has not been paid to date.

(6) Effective June 19, 2014, Mr. Peel was appointed as Chief Operating Officer of the Company.

(7) Bonus based on pre-established performance measures, based mainly on year-over-year net income growth. See “Annual Cash Incentive Bonuses” under “Compensation Discussion and Analysis” above on page 21.

(8) Non-discretionary pro-rata bonus required pursuant to the terms of Mr. Peel’s employment agreement described below under “Employment Agreements” beginning on page 26.

(9) Other compensation includes health insurance premiums and use of a private airplane for Company travel.

(10) Other compensation includes health insurance premiums and a monthly car allowance.

(11) Other compensation includes health insurance premiums.

(12) Effective June 19, 2014, Mr. Lieb resigned as Chief Operating Officer provided that Mr. Lieb continues to provide services to the Company as the Vice President of Specialty Projects (a non-executive position).

Outstanding Equity Awards At December 31, 2014 (1)

Name	Number of securities underlying unexercised options (#) Exercisable	Equity Incentive Plan Awards: Number of securities underlying unexercised options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Benjamin P. Cowart CEO and President
	18,750	—	6,250	$3.03	9/23/16
	25,000	—	75,000	$3.26	9/27/18

Chris Carlson CFO and Secretary	140,000	—	—	$1.20	5/16/18
	75,000	—	25,000	$2.75	9/23/21
	25,000	—	75,000	$2.96	9/27/23

Matthew Lieb	100,000	—	—	$0.50	4/1/19
Former COO (2)	25,000	—	75,000	$8.44	8/8/24
	40,000	—	—	$14.20	5/21/17

David Peel	—	—	—	$—	—
COO

(1) The table above only includes equity awards granted in consideration for services rendered by the Named Executive Officers disclosed above, and does not include any warrants, options or other securities granted in connection with any other transactions. We have no outstanding, vested, unvested, earned or unearned stock awards outstanding as of December 31, 2014.

(2) Effective June 19, 2014, Mr. Lieb resigned as Chief Operating Officer provided that Mr. Lieb continues to provide services to the Company as the Vice President of Specialty Projects (a non-executive position).

Option Exercises During Fiscal 2014

The following table sets forth certain information about option exercises during fiscal 2014 relating to the Named Executive Officers who exercised options during fiscal 2014. No Named Executive Officers hold any restricted stock or restricted stock units subject to vesting and no restricted stock or restricted stock units vested during fiscal 2014.

	Option Awards (1)		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Mr. Cowart	80,000	$556,800	—	—
Mr. Carlson	25,000	$195,000	—	—
Mr. Lieb	139,401	$1,010,205	—	—
Mr. Peel	—	$—	—	—

(1) The value realized on exercise of stock options is calculated based on the difference between the market price of our common stock upon exercise and the exercise price of the options.

Employment Agreements

Benjamin P. Cowart, Chief Executive Officer and President

Pursuant to Mr. Cowart’s, five year employment agreement, entered into effective April 16, 2009, which expired April 16, 2014 pursuant to its terms, provided that Mr. Cowart and the Company are currently negotiating an extension of the agreement and have agreed to operate under the terms of the prior agreement until such time as another employment agreement or formal extension of the prior agreement has been mutually agreed to. Mr. Cowart’s annual compensation package includes (1) a base salary of $425,000 per year (which amount has not yet gone into effect pending liquidity concerns as discussed under “Increases In CEO and CFO Salary”, beginning on page 28, below, and which salary currently remains at $267,500 per year, which became effective for the 2013 fiscal year), subject to annual increases as determined in the sole discretion of the Compensation Committee, and (2) a bonus payment to be determined in the sole discretion of the Compensation Committee, which totaled $224,000 for the 2012 year, $543,960 for the 2013 year, and has not yet been determined for the 2014 year, and which is targeted as $385,000 for the 2015 fiscal year. Mr. Cowart will also be eligible to participate in our stock option plan and other benefit plans. We may terminate Mr. Cowart’s employment for “cause” (which is defined to include, among other things, a material breach of the agreement by Mr. Cowart). Mr. Cowart may terminate his agreement upon delivery to us of written notice of termination for any reason, including “good reason,” which is defined to include, among other things, a material breach of the agreement by us, or a modification of Mr. Cowart’s duties such that they are inconsistent with the position and title of Chief Executive Officer.

Upon termination of the agreement for “cause,” Mr. Cowart will be entitled to any salary accrued through such termination date, as well as any other benefits to which he may be entitled under any stock plan or other benefit plan that we maintain. If such agreement is terminated without “cause” (either by Mr. Cowart or the Company) or Mr. Cowart resigns for “good reason,” Mr. Cowart will be entitled to continue to receive his salary then in effect for a period of six months following the date of termination.

Pursuant to the agreement, as long as Mr. Cowart is employed thereunder and for a period of six months thereafter, he may not engage or participate in any business that is in competition in any manner whatsoever with our business (as presently or hereafter conducted), subject to certain exceptions. Although Mr. Cowart will be prohibited from competing with us while he is employed with us, he will only be prohibited from competing for six months after his employment with us ends pursuant to his employment agreement, provided that Mr. Cowart is also prohibited from competing against us in connection with certain of our operations until August 17, 2017, as described in greater detail below under “Non-Competition and Non-Solicitation Agreement” on page 29. Accordingly, Mr. Cowart could be in a position to use industry experience gained while working with us to compete with us.

Chris Carlson, Chief Financial Officer and Secretary

On or around March 29, 2011, with an effective date of April 1, 2010, we entered into a 5 year Employment Agreement with Chris Carlson, which expired April 1, 2015, provided that Mr. Carlson and the Company are currently negotiating an extension of the agreement and have agreed to operate under the terms of the prior agreement until such time as another employment agreement or formal extension of the prior agreement has been mutually agreed to, pursuant to which Mr. Carlson agreed to serve as our Chief Financial Officer, which was amended effective August 31, 2012 (the “Carlson Employment Agreement”). Mr. Carlson is to receive (1) $240,000 per year (which amount has not yet gone into effect pending liquidity concerns as discussed under “Increases In CEO and CFO Salary” beginning on page 28, below, and which salary currently remains at $195,000 per year, which became effective for the 2013 fiscal year) during the term of the agreement, which continues until April 1, 2015 and (2) a bonus payment to be determined in the sole discretion of our Compensation Committee, which totaled $49,500 for the 2012 year and $127,162 for the 2013 year, and has not yet been determined for the 2014 fiscal year, and which is targeted as $240,000 for the 2015 fiscal year.

The Carlson Employment Agreement can be terminated by us for any reason, including for “Cause” - defined as a vote by our Board of Directors that Mr. Carlson should be dismissed as a result of (i) the commission of any act by Mr. Carlson constituting financial dishonesty against the Company (which act would be chargeable as a crime under applicable law); (ii) Carlson engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment, which, as determined in good faith by the Board of Directors is reasonably likely to: (A) materially adversely affect the business or the reputation of the Company with its current or prospective customers, suppliers, lenders and/or other third parties with whom it might do business; or (B) negligently expose the Company to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by Mr. Carlson to follow the directives of the Board of Directors; or (iv) Mr. Carlson’s inadequate performance of his duties to us, if not cured within thirty days of notice from us.

The Carlson Employment Agreement can be terminated by Mr. Carlson for any reason, including “Good Reason”, which is defined as (i) the assignment to Mr. Carlson of any duties materially inconsistent with Mr. Carlson’s positions, duties, authority, responsibilities and reporting requirements as provided in the Carlson Employment Agreement; or (ii) us or the Board of Directors taking any action which would require Mr. Carlson to be based outside of Houston, Texas, subject to the exclusions described in further detail in the Carlson Employment Agreement.

If Mr. Carlson’s Employment Agreement is terminated without cause by us or terminated by such executive for good cause, he is to receive salary accrued through such termination date, plus severance pay equal to three months of salary. If his employment is terminated for any other reason, he is to receive any compensation earned as of the termination date. Additionally, Mr. Carlson agreed that he would not directly or indirectly, compete with us for a period of six months following the termination of his employment with us as an employee, employer, consultant, agent, investor, principal, partner, stockholder, corporate officer or director of any entity (except as provided in the Carlson Employment Agreement). Additionally, Mr. Carlson is also prohibited from competing against us in connection with certain of our operations until August 17, 2017, as described in greater detail below under “Non-Competition and Non-Solicitation Agreement”, on page 29.

Increases in CEO and CFO Salary

Effective on June 24, 2015, the Compensation Committee of the Board of Directors approved an increase in the yearly base salary of (a) Benjamin P. Cowart, our Chief Executive Officer and President to $425,000 (compared to $267,500 prior to such increase); and (b) Chris Carlson, our Chief Financial Officer and Secretary to $240,000 (compared to $195,000 prior to such increase)(collectively, the “Increases in Salary”).  The Compensation Committee also set the total yearly target bonuses of Mr. Cowart and Mr. Carlson at $385,000 and $240,000, respectively.  Notwithstanding the Increases in Salary, the Compensation Committee determined that such increases would not go into effect for at least 90 days because of our lack of liquidity, after which time the Compensation Committee will re-examine our liquidity position and determine whether such Increases in Salary will become effective (the “90 Day Compensation Re-Examination”).

David Peel, Chief Operating Officer

Effective June 19, 2014, Mr. Peel was appointed as Chief Operating Officer of the Company. In connection with the closing of the Omega Holdings transaction in May 2014, we hired Mr. Peel as an employee of the Company and we entered into an At-Will Employment, Confidential Information, Invention Assignment and Arbitration Agreement (the “Employment Agreement”) and Retention and Noncompetition Agreement with Mr. Peel.

Pursuant to the Employment Agreement, Mr. Peel was employed on an “at-will” basis as an employee of Vertex Refining LA, LLC, an indirect wholly-owned subsidiary of the Company, we agreed to pay him an annual base salary of $300,000 per year, plus a yearly bonus in an amount of 100% of his base salary, of which 90% is non-discretionary, Mr. Peel was paid a bonus of $150,000 for fiscal 2014. Mr. Peel is also entitled to all fringe benefits regularly provided to other full-time employees of the Company (including health, dental and life insurance where applicable). In the event the Company terminates Mr. Peel’s employment without Cause (as defined below), Mr. Peel is due any base salary earned and not yet paid to him, plus two months of additional base salary as severance pay, reimbursement for any unpaid business expenses incurred and all other benefits accrued and vested through the termination date (provided that Mr. Peel is required to enter into a Separation and Release Agreement with the Company as a condition to receiving such severance pay). “Cause” under the Employment Agreement includes Mr. Peel’s conviction of, or a plea of guilty or nolo contendere to any felony or crime involving moral turpitude, any intentional or willful misappropriation of Company funds or property, any violation of the Retention and Noncompetition Agreement (described below) or certain other terms and conditions of the Employment Agreement, any material failure of Mr. Peel to perform the duties reasonably assigned to him or any other intentional, fraudulent or gross misconduct by Mr. Peel which causes injury to the Company. The Employment Agreement contains standard confidentiality, assignment of inventions and ‘work for hire’, and arbitration provisions.

Pursuant to the Retention and Noncompetition Agreement we agreed to pay Mr. Peel $150,000 as a retention bonus (with 50% payable upon the effective date of the initial closing of the Omega acquisition and 50% payable six months thereafter (assuming Mr. Peel has remained in continuous employ of the Company during such period)) and he agreed not to compete against us for two months from the date he is no longer employed by the Company (or any affiliate of the Company)(as described in the agreement) and to not solicit any employees or consultants of, or solicit employment from, any person who performs or performed services for the Company (subject to certain exceptions and as described in greater detail in the agreement) for a period of six months following such termination of employment.

James P. Gregory, Director and General Counsel to Vertex Refining Nevada

Vertex Refining Nevada previously entered into an employment agreement with Mr. Gregory effective May 2, 2014 (upon the closing of the Omega Holdings transaction in May 2014), pursuant to which Mr. Gregory agreed to serve as General Counsel to Vertex Refining Nevada for a period of three years (provided the agreement is automatically extendable thereafter for additional one year periods unless either party provides the other at least 60 days’ notice of their intention not to renew such agreement). The agreement provides for Mr. Gregory to perform a minimum of an average of 20 hours per week for Vertex Refining Nevada. The agreement also provides for among other things, a two year non-compete period following the termination of Mr. Gregory’s employment. Pursuant to the agreement, Mr. Gregory receives a salary of $100,000 per year and is eligible to participate in life, health and other benefit programs that the Company makes available to similarly situated employees. In the event Mr. Gregory’s services with the Company are terminated (a) without cause by the Company or (b) by Mr. Gregory for good reason (as described in the agreement), we are required to continue paying the compensation due to Mr. Gregory under the agreement for one year from the termination date, subject to the terms and conditions of the agreement. In connection with the termination of the agreement for any other reason, Mr. Gregory is due only the compensation earned by him through the date of termination.

Matthew Lieb, former Chief Operating Officer

With an effective date of April 16, 2009, we entered into an employment agreement with Matthew Lieb. Pursuant to the terms of the employment agreement, Mr. Lieb was to serve as our Chief Operating Officer for a term of four years, renewable for additional one year periods thereafter, which agreement was automatically renewed for an additional one year period on April 16, 2013. Pursuant to the employment agreement, so long as Mr. Lieb is employed by us for 12 months following the termination of his employment, Mr. Lieb is prohibited from competing with us. Pursuant to the employment agreement, Mr. Lieb was to receive a salary of $150,000 per year, which was amended, effective in February 2011 to provide for a salary of $75,000 per year.

If Mr. Lieb’s employment agreement was terminated without cause by us or for good reason by such executive, he was to receive six months of severance pay. If his employment was terminated for any other reason, he was to receive any compensation earned as of the termination date.

Effective June 19, 2014, Mr. Lieb resigned as Chief Operating Officer provided that Mr. Lieb continues to provide services to the Company as the Vice President of Specialty Projects (a non-executive position) pursuant to the terms of a non-executive employment agreement not described herein.

Non-Competition and Non-Solicitation Agreement

Effective August 31, 2012, in connection with the Acquisition of Holdings, we entered into a Non-Competition and Non-Solicitation Agreement with Holdings, Mr. Cowart (and an entity which he controlled), Mr. Carlson and Greg Wallace (the “Non-Compete Parties” and “Non-Competition Agreement”). Pursuant to the Non-Competition Agreement, the Non-Compete Parties agreed, through themselves and their affiliates, to not directly or indirectly conduct, control or participate in the business of transporting, storing, processing and refining petroleum products, crudes and lubricants in the states of Alabama, Arkansas, Arizona, California, Florida, Georgia, Iowa, Illinois, Kentucky, Louisiana, Michigan, North Carolina, Nevada, New York, Ohio, Oklahoma, Pennsylvania, South Carolina, Tennessee and Texas, for a period of five years. The Non-Competition Agreement also restricts the Non-Compete Parties from soliciting, inducing or attempting to induce, persuade or entice any employee of Vertex Acquisition Sub, LLC or its subsidiaries, which was an employee prior to the Acquisition, to leave their employment, subject to certain limited exceptions described in the Non-Competition Agreement.

Consulting Agreement

Effective October 3, 2014, the Company entered into a consulting agreement with its director, Timothy C. Harvey, pursuant to which Mr. Harvey agreed to provide consulting services to the Company in connection with overseeing the Company’s trading and selling of finished products and assisting the Company with finding the best markets for products from the Company’s facilities for a term of one year. In consideration for agreeing to provide services under the agreement, the Company agreed to pay Mr. Harvey $10,000 per month, and to grant him an option to purchase up to 75,000 shares of the Company’s common stock at an exercise price of $6.615 per share, the mean between the highest and lowest quoted selling prices of the Company’s common stock on October 2, 2014 (the day immediately preceding the approval by the Board of Directors of the agreement), which vest at the rate of 1/4th of such options per year, subject to Mr. Harvey’s continued consulting, employment or service as a director of the Company, which options were granted under the Company’s 2013 Stock Incentive Plan.

Potential Payments upon Termination or Change-in-Control

None of the employment agreements we have in place with our current Named Executive Officers contain any provisions that provide change-in-control benefits.

The employment agreements for Messrs. Cowart (notwithstanding the fact that Mr. Cowart’s agreement has expired, the parties have agreed to operate under the terms of the prior agreement until such time as another employment agreement or formal extension of the prior agreement has been mutually agreed to and as such the information below assumes the agreement is still in place as to termination provisions and payments), Carlson  notwithstanding the fact that Mr. Carlson’s agreement has expired, the parties have agreed to operate under the terms of the prior agreement until such time as another employment agreement or formal extension of the prior agreement has been mutually agreed to and as such the information below assumes the agreement is still in place as to termination provisions and payments) and Peel, provide for the following payments and benefits if the executive is terminated by us without cause or resigns for good reason:

•
Upon termination of Mr. Cowart’s agreement without “cause” (either by Mr. Cowart or the Company) or Mr. Cowart resigns for “good reason,” Mr. Cowart will be entitled to continue to receive his salary then in effect for a period of six months following the date of termination. Additionally, all unvested options held by Mr. Cowart vest immediately. “Cause” means, in the context of a basis for termination by the Company of Mr. Cowart’s employment with the Company, that: (i) Mr. Cowart materially breaches any obligation, duty, covenant or agreement under the Employment Agreement, which breach is not cured or corrected within thirty (30) days of written notice thereof from the Company (except for breaches which cannot be cured and for which the Company need not give any opportunity to cure); or (ii) Mr. Cowart commits any act of misappropriation of funds or embezzlement; or (iii) Mr. Cowart commits any act of fraud; or (iv) Mr. Cowart is indicted of, or pleads guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law. “Good Reason” means, in the context of a basis for termination by Mr. Cowart of his employment with the Company (a) without Mr. Cowart’s consent, his position or duties are modified by the Company to such an extent that his duties are no longer consistent with the position of CEO of the Company, (b) there has been a material breach by the Company of a material term of the employment agreement which continues uncured following thirty (30) days after such breach, or (c) Mr. Cowart’s compensation is reduced without Mr. Cowart’s consent, or the Company fails to pay to Mr. Cowart any compensation due to him upon five (5) days written notice from Mr. Cowart informing the Company of such failure.

•
Upon termination of Mr. Carlson’s Employment Agreement without “cause” by us or if such Employment Agreement is terminated by Mr. Carlson for “good cause”, he is entitled to salary accrued through such termination date, plus severance pay equal to three months of salary. Additionally, all unvested options held by Mr. Carlson vest immediately. “Cause” means, in the context of a basis for termination by the Company of Mr. Carlson’s employment with the Company, that: (i) Mr. Carlson materially breaches any obligation, duty, covenant or agreement under the Employment Agreement, which breach is not cured or corrected within thirty (30) days of written notice thereof from the Company (except for breaches which cannot be cured and for which the Company need not give any opportunity to cure); or (ii) Mr. Carlson commits any act of misappropriation of funds or embezzlement; or (iii) Mr. Carlson commits any act of fraud; or (iv) Mr. Carlson is indicted of, or pleads guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law. “Good Reason” means, in the context of a basis for termination by Mr. Carlson of his employment with the Company (a) without Mr. Carlson’s consent, his position or duties are modified by the Company to such an extent that his duties are no longer consistent with the position of CFO of the Company, (b) there has been a material breach by the Company of a material term of the employment agreement which continues uncured following thirty (30) days after such breach, or (c) Mr. Carlson’s compensation is reduced without Mr. Carlson’s consent, or the Company fails to pay to Mr. Carlson any compensation due to him upon five (5) days written notice from Mr. Carlson informing the Company of such failure.

•
In the event the Company terminates Mr. Peel’s employment without “cause”, Mr. Peel is due any base salary earned and not yet paid to him, plus two months of additional base salary as severance pay, reimbursement for any unpaid business expenses incurred and all other benefits accrued and vested through the termination date. Additionally, all unvested options held by Mr. Peel vest immediately. “Cause” means (i) Mr. Peel’s conviction of, or a plea of guilty or nolo contendere to, a felony or a crime involving moral turpitude, (ii) any intentional or willful misappropriation by Mr. Peel of funds or property of the Company or its affiliates, (iii) any violation by Mr. Peel of the terms of any covenant not to compete or confidentiality agreement with respect to the Company, (iv) any material failure of Mr. Peel that is intentional or willful, or any material refusal of Mr. Peel, to perform the duties reasonably assigned to him, or (v) any other intentional, fraudulent or gross misconduct by Mr. Peel which is demonstrably injurious to the Company.

In order to receive the severance payments and benefits described above, each executive is required to execute a full general release of claims in favor of the Company.

Under the employment agreements for Messrs. Cowart, Carlson and Peel, in the event the executive’s employment terminates due to death or disability, for cause by the Company, or by the executive without cause (except in connection with Mr. Cowart’s agreement) each executive’s agreement entitles him to receive all compensation earned through the termination date.

The tables below show the estimated payments and benefits that will be made to Messrs. Cowart, Carlson and Peel under various scenarios related to a termination of employment, including in connection with a change in control of the Company. Mr. Lieb is no longer an executive officer of the Company and is not included in the tables below. The tables below assume that such termination occurred on December 31, 2014. The actual amounts that would be paid to any executive can only be determined at the time of an actual termination of employment and may vary from those set forth below. The major assumptions that we used in creating the tables are set forth directly below.

	Termination without Cause (by the Company or Mr. Cowart) or for Good Reason By Mr. Cowart	Termination Following Change in Control	Disability	Death
Benjamin P. Cowart
Severance Payments(1)	$133,500	$—	$—	$—
Bonus(2)	$—	$—	$—	$—
Benefits	$—	$—	$—	$—
Stock and Option Awards(3)	$523,750	$—	$523,750	$523,750
Total	$657,250	$—	$523,750	$523,750

	Termination without Cause (by the Company) or for Good Reason	Termination Following Change in Control	Disability	Death
Chris Carlson
Severance Payments(1)	48,500	$—	$—	$—
Bonus(2)	$—	$—	$—	$—
Benefits	$—	$—	$—	$—
Stock and Option Awards(3)	$1,424,600	$—	$1,424,600	$1,424,600
Total	$1,424,600	$—	$1,424,600	$1,424,600

	Termination without Cause by the Company	Termination for Good Reason	Termination Following Change in Control	Disability	Death
David Peel
Severance Payments(1)	50,000	$—	$—	$—	$—
Bonus(2)	270,000	$—	$—	$—	$—
Benefits	$—	$—	$—	$—	$—
Stock and Option Awards(3)	$—	$—	$—	$—	$—
Total	320,000	$—	$—	$—	$—

           (1) Represents six months of base salary for Mr. Cowart, three months of base salary for Mr. Carlson and two months of base salary for Mr. Peel.

(2) Represents discretionary bonus earned through termination date, provided in Mr. Peel’s case 90% of his bonus (which is equal to 100% of his $300,000 annual salary) is non-discretionary.

(3) Represents the value of all outstanding stock options and unvested restricted stock (if any), which become fully vested and exercisable upon the executive’s death or disability, the termination by the Company without cause, the termination by the executive without cause (only in connection with Mr. Cowart’s employment), and termination by the executive for “good reason”. The price per share of the Company’s common stock used where applicable in the tables above is the closing market price of the Company’s common stock on December 31, 2014 (or if applicable, the last closing sales price before such date).

Grants of Plan-Based Awards in Fiscal 2014
Estimated Future Payouts Under Non-Equity Incentive Plan Awards							Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Award Type	Threshold	Target		Maximum	Threshold	Target	Maximum	All Other Stock Awards: Number of shares of stock or units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Options Awards	Grant Date Fair Value of Stock and Options Awards (1)
Benjamin P. Cowart	—	—	—	—	(2)	—	—	—	—	—	—	—	—
Chris Carlson	—	Annual cash bonus	—	—	(3)	—	—	—	—	—	—	—	—
David Peel	—	—	—		(4)	—	—	—	—	—	—	—	—

(1) The dollar amount reflected in this column for the restricted stock and option awards is equal to the aggregate grant fair value of such award computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to calculate the grant fair value of these awards.

(2) Mr. Cowart’s annual bonuses are discretionary in the sole determination of the Compensation Committee and he is not party to a non-equity incentive plan.

(3) There is no threshold, maximum or target for Mr. Carlson’s bonus. Information regarding the Company’s bonus plan is discussed above under “Compensation Discussion and Analysis” - "Components of our Executive Compensation Program" - "Annual Cash Incentive Bonuses" on page 21.

(4) Pursuant to Mr. Peel’s employment agreement (described below under “Employment Agreements” – “David Peel, Chief Operating Officer”, on page 28), Mr. Peel receives an annual base salary of $300,000 per year, plus a yearly bonus in an amount of 100% of his base salary, of which 90% is non-discretionary. Mr. Peel was paid a bonus of $150,000 for fiscal 2014. The 10% of the bonus which is not non-discretionary is payable in the sole discretion of the Compensation Committee and as such Mr. Peel’s bonus policy is not considered a non-equity incentive plan.

DIRECTORS COMPENSATION

The following table sets forth summary information concerning the compensation we paid to non-executive directors during the year ended December 31, 2014:

NAME (1)	FEES EARNED OR PAID IN CASH ($)		OPTION AWARDS ($)(2)	ALL OTHER COMPENSATION ($)		TOTAL ($)
David Phillips	$26,500	(3)	$15,871	$—		$42,371
Dan Borgen	$26,000	(3)	$15,871	$—		$41,871
Christopher Stratton	$26,500	(3)	$15,871	$—		$42,371
Timothy C. Harvey (4)	$19,000	(3)(7)	$18,814	$40,000	(4)	$77,814
James P. Gregory (5)	$7,500	(5)	$—	$52,689	(6)	$60,189

* The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Stock Awards, Non-Equity Incentive Plan Compensation, Change in Pension Value and Nonqualified Deferred Compensation Earnings during the period presented. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1) Mr. Cowart did not receive any compensation separate from the consideration he received as one of our officers for the year ended December 31, 2014 in consideration for his service to our Board.

(2) Represents the fair value of the grant of certain options to purchase shares of our common stock calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(3) Does not include $2,500 of fees incurred in fiscal 2013, but paid in fiscal 2014.

(4) Includes compensation that Mr. Harvey receives under the terms of a consulting agreement entered into with the Company on October 3, 2014, as described in greater detail under “Employment Agreements” - “Consulting Agreement”, on page 29. The total cash consideration received for fiscal 2014 under the consulting agreement totaled $40,000, in addition he received $120,379 associated with the value of options to purchase 75,000 shares of the Company’s common stock as described in greater detail under “Employment Agreements” - “Consulting Agreement”, on page 29, of which value of the portion of such options which vested during fiscal 2014 is included in the table above.

(5) Mr. Gregory was appointed as a member of the Board of Directors effective July 24, 2014.

(6) Includes compensation that Mr. Gregory received as the General Counsel of Vertex Refining Nevada, pursuant to that certain employment agreement effective May 2, 2014, as described in greater detail under “Employment Agreements” - “James P. Gregory, Director and General Counsel to Vertex Refining Nevada”, on page 29. The total consideration received for fiscal 2014 under the employment agreement totaled $52,689.

Directors who are executive officers receive no additional compensation for serving on the Board of Directors. Our non-executive directors receive annual cash compensation of $18,000. The Chair of each committee receives an additional $2,500 annual cash retainer. Each member of the Board of Directors receives an additional $500 per committee meeting attended. We also reimburse the directors for reasonable expenses that they incur in attending Board or committee meetings. Additionally, from time to time, we grant the member of the Board of Directors options to purchase shares of our common stock as additional consideration for serving on the Board of Directors.

EQUITY COMPENSATION PLAN INFORMATION

The Company previously assumed World Waste’s 2004 Incentive Stock Option Plan (the “2004 Plan”), which was approved by shareholders, and provided for the issuance of a total of up to 200,000 shares of common stock and options to acquire common stock to employees, directors and consultants.

The Company also previously assumed World Waste’s 2007 Incentive Stock Plan (the “2007 Plan”), which was not shareholder-approved. The 2007 Plan provided for the issuance of a total of up to 600,000 shares of common stock and options to acquire common stock to employees, Directors and consultants.

Effective May 16, 2008, our Board of Directors approved our 2008 Stock Incentive Plan, which was subsequently approved by a majority of our shareholders on December 3, 2008, which allows the Board of Directors to grant up to an aggregate of 600,000 qualified and non-qualified stock options, restricted stock and performance based awards of securities to our officers, Directors and consultants to help attract and retain our qualified personnel (the “2008 Plan”).

Effective July 15, 2009, our Board of Directors approved our 2009 Stock Incentive Plan, which was subsequently approved by a majority of our shareholders on July 14, 2010, which allows the Board of Directors to grant up to an aggregate of 1,575,000 qualified and non-qualified stock options, restricted stock and performance based awards of securities to our officers, Directors and consultants to help attract and retain qualified personnel (the “2009 Plan” and collectively with the 2008 Plan, the “Plans”).

Effective on April 25, 2013, the Board of Directors adopted, subject to the ratification of our shareholders, the Company’s 2013 Stock Incentive Plan, which was subsequently approved by the Company’s shareholders on June 7, 2013, which allows the Board of Directors to grant up to an aggregate of 1,575,000 qualified and non-qualified stock options, restricted stock and performance based awards of securities to our officers, Directors and consultants to help attract and retain qualified personnel (the “2013 Plan” and collectively with the 2008 Plan and the 2009 Plan, the “Plans”).  Proposal 2 beginning on page 43 of this proxy statement seeks stockholder approval to increase by 2 million shares the number of shares available for awards under the 2013 Plan.

The following table provides information as of December 31, 2014 regarding the 2004 Plan, the 2007 Plan and the Plans (including individual compensation arrangements), except as described below, under which equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights*	Weighted-average exercise price of outstanding options, warrants and rights*	Number of securities available for future issuance under equity compensation plans (excluding those in first column)*
Equity compensation plans approved by the security holders	1,874,250	$4.27	1,227,077
Equity compensation plans not approved by the security holders	385,600	$10.65	-
Total	2,259,850		1,277,077

* Does not include securities available for future issuance under equity compensation plans approved by security holders and not approved by security holders of World Waste, assumed in the Merger, which the Company does not plan to issue any additional securities in connection which.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Except as discussed below or otherwise disclosed above under “Executive Compensation" and "Directors Compensation", beginning on pages 24 and 33, respectively, there have been no transactions since the beginning of the Company’s last fiscal year, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds $120,000, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

As described above under “Committees of the Board” - “Related Party Transaction Committee”, on page 15, the Board of Directors maintains a standing Related Party Transaction Committee which is charged with the review and pre-approval of any and all related party transactions.

The Company has previously and continues (from time to time) to sell feedstock to Westport Petroleum, Inc. which Mr. Harvey, who became a director of the Company effective January 2, 2013, served as a Vice President of from November 1987 to June 2012.

E-Source Holdings, LLC (“E-Source”) our 51% owned subsidiary between October 2013 and January 2014, when it became our 70% owned subsidiary until September 2014, when it became our 100% owned subsidiary, subleases office and building space from BBP Landtex, which was the 49% minority owner of E-Source between October 2013 and January 2014 and the 30% minority owner of E-Source between January 2014 and September 2014. Rental payments under the lease are $3,500 per month. In addition, there is a monthly fee for miscellaneous services and 75% of the utilities.

Related Party Revenues; Inventory Purchases; Receivables and Notes Payable

The Company had inventory purchases from related parties of $0 and $9,569,772 for the years ended December 31, 2013 and 2012, respectively. The Company also incurred process costs of $0 and $5,331,195 for the years ended December 31, 2013 and 2012, respectively. The costs arise from the Thermal Chemical Extraction Process (“TCEP”) operating agreement with Cedar Marine Terminals, L.P. (which entity was acquired as part of the Acquisition of Holdings), whereby we paid up to $0.40 per gallon of processing costs.

As of December 31, 2014 we were owed $13,858,067 under a secured note representing amounts loaned to subsidiaries of Omega Holdings (“Omega” and the “Omega Secured Note”). The Omega Secured Note represents (a) a loan to Omega in the amount of approximately $7.56 million (representing the agreed upon value of the amount by which the consideration paid at the initial closing of the Omega Asset Purchase Agreement (which included consideration relating to the assets acquired at the initial closing and which were planned to be acquired at a subsequent closing which will now not occur) exceeded the value of assets acquired at the initial closing) (the “Purchase Price Loan”); (b) a $750,000 loan related to the delivery of a certain amount of used motor oil inventory at the initial closing (the “First Inventory Loan”); (c) a $1,400,000 loan related to the delivery of a certain amount of used motor oil inventory which was planned to be acquired at the final closing (the “Second Inventory Loan” and along with the First Inventory Loan, the “Inventory Loans”); (d) advances totaling $4.15 million to satisfy accounts payable and other working capital related obligations of Omega after the initial closing (the “Draw Down Loans”); and (e) an additional loan of $1 million for capital expenditures (the “Capital Expenditure Loan”).

The Purchase Price Loan and the Draw Down Loans accrued interest at the short-term federal rate as published by the Internal Revenue Service from time to time prior to October 30, 2014, and thereafter at 9.5% per annum, payable monthly in arrears and had a maturity date of March 31, 2015. The First Inventory Loan and the Draw Down Loans accrue interest at the rate of 9.5% per annum beginning on May 31, 2014, and were due and payable on March 31, 2015. Upon an event of default under any of the loans, the loans accrue interest at 18% per annum until paid in full. The Purchase Price Loan and the Draw Down Loan were due and payable in full on March 31, 2015, and were not paid on such date and are currently in default.

The repayment of the Omega Secured Note is guaranteed by Omega Holdings pursuant to a Guaranty Agreement and secured by a security interest granted pursuant to the terms of the Omega Secured Note and a Leasehold Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing.

We had accounts receivable from related parties of $3,150,000 as of December 31, 2014, representing amounts due from Omega Holdings. Of the total related party receivable balance, $1,696,452 represents invoiced amounts that do not bear interest as of December 31, 2014. Based on management’s assessment, the Company recognized an allowance of $1,696,452 related to the receivable. The write off was necessary because the Company’s receivable was unsecured and the amount that the Company may ultimately recover, if any, is not presently determinable.

Related Party Transactions

As discussed above, under “Executive Officers” - “David Peel - Chief Operating Officer”, on page 17, David Peel, our Chief Operating Officer, currently serves as Chief Operating Officer of Omega Holdings, which he also holds a limited ownership interest in. On May 2, 2014, we completed the closing of certain transactions contemplated under an Asset Purchase Agreement with Omega.

As described below under “Proposal 1 – Election of Directors” – “James P. Gregory” on page 41,  James P. Gregory, a member of our Board of Directors and General Counsel to Vertex Refining Nevada, is a member of the Board of Directors of Omega Holdings and its subsidiaries. Mr. Gregory participated in the negotiation of the Omega Purchase Agreement as a member of the Board of Directors of Omega Holdings. Mr. Gregory holds an approximate 3.6% membership interest in Omega Holdings.

Omega Refining purchased use motor oil from the Company throughout 2013 and 2014.

Pursuant to the terms of the March 17, 2014 Omega Asset Purchase Agreement, which closed on May 2, 2014, Omega is provided the right through December 31, 2016, subject to the approval of the Company’s Nominating and Corporate Governance Committee, to nominate three persons to fill one new position on the Board of Directors of the Company (the “Appointment Right”). Mr. Gregory was appointed to the Board of Directors pursuant to such Appointment Right in July 2014, upon nomination by Omega, ratification of such nomination by the Company’s Nominating and Corporate Governance Committee, and with the approval of the full Board of Directors of the Company.

Effective October 3, 2014, the Company entered into a consulting agreement with its director, Timothy C. Harvey, pursuant to which Mr. Harvey agreed to provide consulting services to the Company in connection with overseeing the Company’s trading and selling of finished products and assisting the Company with finding the best markets for products from the Company’s facilities for a term of one year. In consideration for agreeing to provide services under the agreement, the Company agreed to pay Mr. Harvey $10,000 per month, and to grant him an option to purchase up to 75,000 shares of the Company’s common stock at an exercise price of $6.615 per share, the mean between the highest and lowest quoted selling prices of the Company’s common stock on October 2, 2014 (the day immediately preceding the approval by the Board of Directors of the agreement), which vest at the rate of 1/4th of such options per year, subject to Mr. Harvey’s continued consulting, employment or service as a director of the Company, which options were granted under the Company’s 2013 Stock Incentive Plan.

On December 4, 2014 and effective December 5, 2014, we entered into two Subscription Agreements and sold 244,299 shares of restricted common stock and five year warrants to purchase 109,934 shares of common stock each to The Benjamin Paul Cowart 2012 Grantor Retained Annuity Trust and The Shelley T. Cowart 2012 Grantor Retained Annuity Trust, in consideration for $750,000 each (or $1.5 million in aggregate). The trusts are controlled by and for the benefit of Benjamin P. Cowart, the Chief Executive Officer, Chairman and largest shareholder of the Company and his wife and as such, Mr. Cowart is deemed to beneficially own the securities acquired. The shares and warrants (representing 45% warrant coverage in connection with the purchase of the shares) were sold for $3.07 per share and warrant (a premium to the $3.01 closing price of the Company’s common stock on December 4, 2014 ($3.01 per share)). The warrants (the “Warrants”) were evidenced by Common Stock Purchase Warrants and have a term of five years, an exercise price of $3.01 per share and cashless exercise rights beginning six months after the date of the grant of the Warrants, to the extent that the shares of common stock issuable upon exercise of such Warrants are not registered with the Commission. The subscribers were also provided piggy-back registration rights in the event that we file a primary or secondary registration statement in the five years following the closing of the acquisition. The funds raised pursuant to the sale of securities were used as working capital in connection with the assets acquired from Heartland (as described below).

Warren Ohio Holdings Co., LLC. f/k/a Heartland Group Holdings, LLC (“Heartland”) entered into a Consulting Agreement in July 2014, with Vertex Energy Operating, LLC (the Company’s wholly-owned subsidiary) to provide consulting services to Heartland (the “Consulting Agreement”) while the parties negotiated the definitive terms of a purchase agreement relating to the acquisition by the Company of substantially all the assets of Heartland, which agreement was entered into by both parties in October 2014 and closed in December 2014. Vertex Refining, OH, LLC (“Vertex OH”), a wholly-owned subsidiary of Vertex Operating and Vertex Operating agreed to share equally with Heartland in the costs of certain projects undertaken by Heartland prior to the closing of the purchase agreement, provided that Heartland is not required to pay more than $788,500 of its costs associated with such project costs which are estimated to total approximately $1.6 million. In connection therewith, following the closing, Vertex OH will first pay, up to the amount expended by Heartland as of closing for such costs, any amounts due in connection with such projects, and the remaining amount of such projects will be split equally by Vertex OH and Heartland. All projects undertaken following closing, if any, are in the sole discretion of Vertex OH. No amounts had been expended for these capital projects as of December 31, 2014.

The Compensation Committee granted Chris Carlson, our Chief Financial Officer, options to purchase 75,000 shares of our common stock with an exercise price of $3.15 per share, with a ten year term, vesting at the rate of 1/4th of such options per year on the first four anniversaries of the grant, under our 2013 Stock Incentive Plan on June 29, 2015 in consideration for services rendered and to be rendered to the Company.  The Compensation Committee also granted Mr. Carlson a bonus of $145,000 relating to services rendered by Mr. Carlson during fiscal 2013. Mr. Carlson previously received a bonus of $127,162 for fiscal 2013, which together with the current additional bonus approved by the Committee brings his total bonus for fiscal 2013 to an aggregate of $272,162.

On July 7, 2015, the Board of Directors granted our non-executive directors options to purchase an aggregate of 300,000 shares of common stock at an exercise price of $2.08 per share (60,000 options per non-executive director), with a ten year term, vesting at the rate of 1/4th of such options per year on the first four anniversaries of the grant, under our 2013 Stock Incentive Plan in consideration for services rendered and to be rendered to the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file reports of their ownership of, and transactions in, our common stock with the SEC and to furnish us with copies of the reports they file. Based solely upon our review of the Section 16(a) filings that have been furnished to us and representations by our directors and executive officers (where applicable), we believe that all filings required to be made under Section 16(a) during 2014 were timely made, except that Dan Borgen, our director, inadvertently failed to timely report, one transaction on Form 4; David Peel, our Chief Operating Officer, inadvertently failed to timely file his initial Form 3 filing; and Benjamin P. Cowart inadvertently failed to timely report two transactions on Form 4.

Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or proxy statement.

PROPOSAL 1
ELECTION OF DIRECTORS

At the Annual Meeting, six directors are to be elected to hold office until the 2016 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Benjamin P. Cowart, Dan Borgen, David L. Phillips, Christopher Stratton, Timothy C. Harvey and James P. Gregory, all of whom are current directors of our company.  Mr. Gregory is Omega’s nominee to the Board of Directors pursuant to the Appointment Right described in greater detail above under “Certain Relationships and Related Transactions” on page 35, which nomination is subject to the approval of the Company’s Nominating and Corporate Governance Committee, which committee has approved such nomination and recommended that the stockholders approve Mr. Gregory as a director of the Company. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his duties and responsibilities effectively and is committed to serving the Company and our stockholders. Set forth below is a brief description of the specific experiences, qualifications and skills attributable to each of our directors that led the Board, as of the date of this proxy statement, to its conclusion that such director should serve as a director of the Company. Director nominee ages set forth below are as of July 23, 2015.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

BENJAMIN P. COWART (Age 46)
CHAIRMAN
Director since April 2009

Mr. Cowart has served as our Chairman, Chief Executive Officer and President since April 2009. Mr. Cowart has been involved in the petroleum recycling industry for over 25 years. Mr. Cowart is the founder of the Vertex group of companies and has served such companies since 2001. As a leader in the recycling field, Mr. Cowart helped pioneer the reclamation industry by developing recycling options for many residual materials once managed as a hazardous waste. Mr. Cowart co-authored the industry’s first e-commerce operating system for the digital management of petroleum waste and residual materials. Mr. Cowart was awarded the 2003 Business Man of the Year from The National Republican Congressional Committee, and served on NORA’s Board of Directors and as President in 2008. Mr. Cowart has taken an active role in the petroleum industry with his involvement in speaking, consulting, chairing, and serving on various committees and industry associations. Prior to the formation of Holdings, Mr. Cowart served as the Vice President of Aaron Oil Company, a regional recycler in Alabama.

Director Qualifications:

Mr. Cowart has extensive industry knowledge as well as a deep knowledge as our founder, of our history, strategy and culture. Having led us as CEO and founder, Mr. Cowart has been the driving force behind the strategy and operations that have led to our growth thus far. His experience at the various levels of the industry over the past 25 years brings valued insight to all of our facets.

DAN BORGEN (Age 54)
Director since June 2008

Mr. Borgen currently serves as Chairman, Chief Executive Officer and President of U.S. Development Group LLC (“USD”), where he has worked since May 1995. In his current role, Mr. Borgen guides all senior aspects of USD’s corporate activities. USD is comprised of wholly-owned subsidiaries that focus on industrial development, logistics, products terminaling, power corridors, financial services and gasification. In addition to his work with USD, Mr. Borgen has served as President of U.S. Right-of-Way Corporation since June 1993. Prior to this, Mr. Borgen worked for eleven years as an investment banker serving as Merger & Acquisition Director, Portfolio Manager and as a member of the Executive Committee for strategic planning and development. His activities were focused on manufacturing, food service, oil and gas exploration/production, telecommunications, banking and Western European finance. In his capacity as an investment banker, Mr. Borgen served as Vice President of The Oxford Group from July 1990 to June 1993, Vice President/Principal of The Paramount Companies from July 1985 to April 1990 and Manager - Investor Relations of Invoil Inc. from April 1982 to June 1985.

Director Qualifications:

With his extensive background in business operations, finance, deal structures and capital markets, Mr. Borgen brings a unique portfolio of business expertise to us. A large part of Mr. Borgen’s executive experience has been in the operations and logistics segment of the petroleum industry. His service and leadership with leading organizations in financial and operational roles reflects his expertise in navigating opportunities that complex organizations such as us face.

DAVID L. PHILLIPS (Age 58)
Director since June 2008

Mr. Phillips is currently the Managing Partner of Bilateral Initiatives LLP, an international business-to-business consulting firm specializing in providing key strategic expansion and corporate growth advice to the chairman and chief executive level members of various firms. Mr. Phillips is also Managing Partner of Phillips International Law Group PLLC, a worldwide recognized international law firm specializing in mergers, acquisitions, project development and EPC construction work with a focus on the international energy landscape in the oil, gas, chemical and power downstream sector and the alternative energy industry. Mr. Phillips’ clients include worldwide energy companies, including several Middle East National Oil Companies. Prior to his founding of Bilateral Initiatives LLP and the Phillips International Law Group, Mr. Phillips was a partner at the law firm of Jackson Walker LLP from May 2002 until May 2008 and chaired several of the firm’s practice areas over that period. Prior to working at Jackson Walker LLP, from May 1995 to May 2002, Mr. Phillips served as a chief executive officer in the former KeySpan Energy Corporation, a $14 billion public energy conglomerate based in New York City, and as a member of the board of directors of certain KeySpan subsidiaries. From June 1991 to May 1995, Mr. Phillips served as chief executive officer in Equitable Resources, Inc. (“Equitable”), a $6 billion public gas utility holding company based in Pittsburgh, Pennsylvania, and as a member of the board of directors of certain of Equitable’s subsidiaries. Mr. Phillips also served as the General Counsel to Eastex Energy Inc., a public midstream energy company, from June 1985 to May 1991, which was later acquired by El Paso Energy and ultimately Enterprise Products LP.

In addition to his current roles at Bilateral Initiatives LLP and Phillips International Law Group PLLC, Mr. Phillips is the Chairman of the Board of Directors and the Executive Board of Advisors, Ambassadors, Ministers & Former US Cabinet Secretaries of the Bilateral US Arab Chamber of Commerce.

Mr. Phillips received his bachelor’s degree from the University of Texas in August 1984 and his Juris Doctor from the South Texas College of Law in August 1988. Mr. Phillips is a member of the State Bar of Texas, International Bar Association, American Bar Association, and the Houston Bar Association. He is also a member of the Oil, Gas & Energy Law Section, the Business Law Section, and the Corporate Counsel Section of the State Bar of Texas and Houston Bar Association. Additionally, he is a member of the Natural Resources, Energy and Environmental Law Section of the American Bar Association & International Bar Association.

Director Qualifications:

Mr. Phillips has had a long and successful career in the energy sector serving in various capacities, having been the CEO, legal counsel and board member of various large public companies. In addition to his extensive experience in oil and gas, he was also a partner in the law firm of Jackson Walker, LLP. Mr. Phillips background brings insights into corporate structure and project development, along with expansion and corporate growth.

CHRISTOPHER STRATTON (Age 46)
Director since July 2010

Mr. Stratton served as our Chief Financial Officer between August 24, 2009 and June 2010. Since September 2013, Mr. Stratton has served as Chief Financial Officer of Agspring, LLC. Mr. Stratton also served as CFO for Pro Energy Services from June 2010 until September 2013. Mr. Stratton served as Director of Finance for CITI in the Global Commodities Group, until August 2009, a position which he had held since June 2005. Prior to joining CITI, Mr. Stratton served as a Senior Manager with PricewaterhouseCoopers, LLC, from July 1998 to June 2005. From May 1990 to July 1997, Mr. Stratton co-founded and was employed as Vice President by Marketlink International, Inc., an international trade company which performed commodity trading of industrial products throughout North America, South America, Europe and Asia. Mr. Stratton obtained his Bachelor of Business Administration in Accounting from Baylor University in 1991 and his Master of Business Administration (Finance and Entrepreneurship) from Rice University in 1999. Mr. Stratton is also a Certified Public Accountant. He is a member of the American Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants and the Rice University Jones Graduate School of Management Partners.

Director Qualifications:

With his extensive background in auditing, accounting, finance, risk and capital markets, Mr. Stratton brings a strong grasp of how to deploy assets and optimize a company’s capital structure to us. He also brings a good understanding of commodity markets and hedging strategies for risk management, which is beneficial to us and the Board.

TIMOTHY C. HARVEY (Age 57)
Director since January 2013

Mr. Harvey served as a Vice President of Oil Trading at Westport Petroleum, Inc. (“Westport”), which operates in the petroleum trading, blending and transportation industries, from November 1987 to June 2012, during which time he specialized in Black Oil trading. From May 1986 to October 1987, Mr. Harvey served in an oil trading position with Shell International, providing services in throughput trading and sourcing. From May 1984 to May 1986, Mr. Harvey served as a supply trading analyst with Shell Oil Company. From June 1980 to May 1984, Mr. Harvey served as a logistics analyst with Shell Chemical Company. Mr. Harvey obtained his Bachelor’s degree from the University of Tennessee at Knoxville in Business Marketing and Transportation in 1980.

Director Qualifications:

We believe that Mr. Harvey’s 20+ years of experience in oil trading and sourcing provides him unique and specialized knowledge which qualifies him to serve on the Company’s Board of Directors.

JAMES P. GREGORY (AGE 65)
Director since July 2014

Mr. Gregory has served as a member of the Board of Directors of the Company since July 2014, and as the General Counsel of Vertex Refining Nevada since May 2014. Mr. Gregory is currently a Manager/Partner at Gregory & Plotkin, LLC, a law firm located in Denver, Colorado, a position he has held since November 2002. Prior to forming Gregory & Plotkin, LLC, Mr. Gregory had served as a partner and associate with various law firms in Denver, Colorado and Detroit, Michigan since 1974. Mr. Gregory’s forty years of legal experience in the private practice of law has been focused on tax, transactional work, structuring, and finance. From 1990 to present, Mr. Gregory has served as counsel to Global Environment Fund (“GEF”), a registered investment advisor and private equity fund management group with almost $1 billion under management with a focus on environmentally beneficial goods, services and technologies concentrating on emerging market countries. Since 1997, Mr. Gregory has served on the Board of Directors of GEF. Mr. Gregory has served on the Board of Directors of Omega Holdings Company, LLC (“Omega”) and several of its subsidiaries including Omega Refining, LLC, Bango Refining NV, LLC and Golden State Lubricant Works, LLC since May 2008. Omega is involved in the refining, blending and marketing of lubricants and fuels. The Company entered into an Asset Purchase Agreement with Omega in March 2014, and consummated the initial closing thereunder in May 2014. Between April 2010 and May 2012, Mr. Gregory served as a member of the Board of Directors of Nutrinsic, Inc., a waste water processing company. Mr. Gregory also owns and operates two Egg & I restaurants in Denver, Colorado.

Mr. Gregory is licensed to practice law in Colorado, Michigan and in the District of Columbia and holds a Master of Laws (in Taxation) from New York University Law School (1976), a Juris Doctorate from Wayne State University Law School (1974), and a Bachelor of Arts degree from the University of Michigan (1971).

Director Qualifications:

Mr. Gregory has had a long and successful career with various law firms with extensive experience in tax, transactional work, structuring, and finance. In addition to his extensive legal experience, Mr. Gregory served on the Board of Directors of Omega Holdings Company, LLC which was involved in the refining, blending and marketing of lubricants and fuels. As such, we believe Mr. Gregory is highly qualified to serve on the Board of Directors of the Company.

What Vote Is Required To Elect the Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock, Series A Convertible Preferred Stock and Series B Preferred Stock entitled to vote at the Annual Meeting are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Bylaws, the Board has set the number of directors that shall constitute the Board at six. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2
AMENDMENT TO THE COMPANY’S 2013 STOCK INCENTIVE PLAN

At the Annual Meeting, stockholders are requested to approve an amendment to our 2013 Stock Incentive Plan, which we refer to as the 2013 Plan, to increase by 2,000,000 the number of shares reserved for issuance under such plan.  The amendment to the 2013 Plan has previously been approved by the Board of Directors. If Proposal 2 is not approved by the Company’s stockholders, the Company will continue to operate the 2013 Plan pursuant to its current provisions.

As of the date of this proxy statement, options to purchase a net of 1,358,897 shares of common stock have been issued under the 2013 Plan, with 216,103 shares of common stock remaining available for issuance under the 2013 Plan.  In the event Proposal 2 is approved at the Annual Meeting, the 2013 Plan will have 2,216,103 shares available for future issuance.

The following is a summary of the principal features of the 2013 Plan. This summary does not purport to be a complete description of all of the provisions of the 2013 Plan. It is qualified in its entirety by reference to the full text of the 2013 Plan, as proposed to be amended, which is included as Appendix A to this proxy statement.

General

On April 25, 2013, our Board adopted the 2013 Plan, and recommended that the adoption of the 2013 Plan be submitted for approval by our stockholders, who approved the adoption of the 2013 Plan on June 7, 2013.  The 2013 Plan provides an opportunity for any employee, officer, director or consultant of the Company, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

Shares Available Under the 2013 Plan

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the 2013 Plan is 1,575,000 shares, provided that if this Proposal 2 is approved at the Annual Meeting, such maximum number will increase to 3,575,000 shares.

If an award granted under the 2013 Plan entitles a holder to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the 2013 Plan. As a result, the shares available for granting future awards under the 2013 Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the 2013 Plan in connection with awards previously granted under such 2013 Plan will again be available for awards under the 2013 Plan as follows:

•
shares of our common stock delivered by a participant as full or partial payment to us of the purchase or exercise price relating to an award or in connection with the satisfaction of tax obligations relating to an award will again be available for awards other than incentive stock options; and

•
shares of our common stock covered by an award or to which an award relates which were not issued because the award terminated or was forfeited or cancelled without the delivery of shares will again be available for awards.

The shares available for awards under the 2013 Plan will be authorized but unissued shares of our common stock or shares acquired in the open market or otherwise.

Administration

The Company is the issuer (manager) of the 2013 Plan. The 2013 Plan is administered by either (a) the Compensation Committee; or (b) the entire Board of Directors of the Company, as determined from time to time by the Board of Directors (the “Administrator”). The Administrator has the exclusive right to interpret and construe the 2013 Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the 2013 Plan.

Eligibility

Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2013 Plan. Incentive stock options may be granted under the 2013 Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the 2013 Plan.

Option Terms

Stock options may be granted by the Administrator and may be either non-qualified (nonstatutory) stock options or incentive stock options. The Administrator, in its sole discretion, determines the exercise price of any options granted under the Plan which exercise price is set forth in the agreement evidencing the option, provided however that at no time can the exercise price be less than the $0.001 par value per share of the Company’s common stock. Stock options are subject to the terms and conditions, including vesting conditions, set by the Administrator (and incentive stock options are subject to further statutory restrictions that will be set forth in the grant agreement for those options). The exercise price for all stock options granted under the 2013 Plan will be determined by the Administrator, except that no stock options can be granted with an exercise price that is less than 100% of the fair market value of the Company’s common stock on the date of grant. Further, stockholders who own greater than 10% of the Company’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant.

The term of all stock options granted under the 2013 Plan will be determined by the Administrator, but the term of an incentive stock option may not exceed 10 years (five years for incentive stock options granted to stockholders who own greater than 10% of the Company’s voting stock). Each stock option gives the grantee the right to receive a number of shares of the Company’s common stock upon exercise of the stock option and payment of the exercise price. The exercise price may be paid in cash or if approved by the Administrator, shares of the Company’s common stock. The Administrator may also permit other ways for a grantee to pay the exercise price.

Options granted under the 2013 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator. The Administrator has the power to accelerate the time as of which an option may vest or be exercised.

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option. The Administrator may grant nonstatutory stock options that are transferable to the extent provided in the applicable written agreement.

Incentive stock options granted under the 2013 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Nonqualified (non-statutory stock options) granted under the 2013 Plan are not intended to qualify as incentive stock options under the Code.

Terms of Restricted Stock Awards and Stock Awards

The Administrator may issue shares of restricted stock under the 2013 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion. Restricted shares are shares of the Company’s common stock that may (but are not required to be) forfeitable until the applicable restrictions lapse. The Administrator will determine the restrictions for each award and the restrictions may be based on the passage of time or the achievement of specific performance goals. If the performance goals are not achieved or the restrictions do not lapse within the time period provided in the award agreement, the grantee will forfeit his or her restricted shares. Unless the Administrator determines otherwise, a grantee will have stockholder rights with respect to his or her restricted shares, including the right to vote the shares and receive dividends on them. Any stock dividends on restricted shares are subject to the same restrictions that apply to those restricted shares. Generally, in the event a recipient’s employment or service with our company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our company in accordance with such restricted stock agreement.

The Administrator determines how any awards granted under the 2013 Plan will vest.

Additionally, common stock may be issued as stock awards or performance shares pursuant to the 2013 Plan without vesting restrictions or with such restrictions as determined by the Administrator in its sole discretion.

Rights to acquire shares of common stock under the restricted stock purchase or grant agreement are transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as the Administrator may determine in its discretion, so long as shares of common stock awarded under the restricted stock agreement remain subject to the terms of such agreement.

Terms of Performance Shares

The Administrator, in its sole discretion, may from time to time award performance shares to eligible persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. The Administrator determines the terms and conditions of any award of performance shares, which shall be set forth in the related award agreement, including without limitation: (a) the purchase price, if any, to be paid for such performance shares, which may be zero, subject to such minimum consideration as may be required by applicable law; (b) the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such awards; (c) the number of performance shares that shall be paid to the participant if the applicable Performance Objectives are exceeded or met in whole or in part; and (d) the form of settlement of a performance share. Each performance share shall have a value equal to the fair market value of a share of common stock.

Performance Periods may overlap, and participants may participate simultaneously with respect to performance shares for which different Performance Periods are prescribed. Performance Objectives may vary from participant to participant and between awards and shall be based upon such performance criteria or combination of factors as the Administrator may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Administrator expects to have a substantial effect on the applicable Performance Objectives during such period, the Administrator may revise such Performance Objectives.

In the sole discretion of the Administrator and as set forth in the award agreement for an award of performance shares, all performance shares held by a participant and not earned shall be forfeited by the participant upon the participant’s termination of service with the Company. Notwithstanding the foregoing, unless otherwise provided in an award agreement with respect to an award of performance shares, in the event of the death, disability or retirement of a participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a participant whose employment is involuntarily terminated), the Administrator may determine to make a payment in settlement of such performance shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the participant was employed by the Company or an affiliate; provided, however, that the Administrator may provide for an earlier payment in settlement of such performance shares in such amount and under such terms and conditions as the Administrator deems appropriate or desirable.

The settlement of a performance share shall be made in cash, whole shares of common stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may allow a participant to defer payment in settlement of performance shares on terms and conditions approved by the Administrator and set forth in the related award agreement entered into in advance of the time of receipt or constructive receipt of payment by the participant.

Performance shares shall not be transferable by the participant. The Administrator has the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of common stock that are delivered to a participant in settlement of any performance shares.

Tax Withholding Adjustments

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing our company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Termination of Service

With respect to incentive stock options granted under the 2013 Plan, unless the applicable award agreement provides otherwise, in the event of a grantee’s termination of service due to his or her death or disability, that the grantee’s stock options will vest in their entirety and remain exercisable until one year after such termination of service (but not beyond the original term of the stock option); and thereafter, all stock options will be cancelled and forfeited to the Company. Except as set forth above, the incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the 2013 Plan, or within such period following a termination of service as shall have been determined by the Administrator and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service.

Non-incentive stock options are governed by the related award agreements and have such terms as determined by the Administrator.

In the sole discretion of the Administrator, all shares of restricted stock held by a participant and still subject to restrictions shall be forfeited by the participant upon the participant’s termination of service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an award agreement with respect to an award of restricted stock, in the event of the death, disability or retirement of a participant during the restriction period, or in other cases of special circumstances (including hardship or other special circumstances of a participant whose employment is involuntarily terminated), the Administrator may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such participant’s restricted stock, if it finds that a waiver would be appropriate.

Duration; Amendment; Termination of the 2013 Plan

The 2013 Plan will automatically terminate on the 10th anniversary of original approval date of the 2013 Plan (April 25, 2023). However, prior to that date, the Company’s Board of Directors may amend or terminate the 2013 Plan as it deems advisable, but it cannot adopt an amendment if it would (1) without a grantee’s consent, materially and adversely affect that grantee’s award; or (2) without stockholder approval, increase the numbers of shares of the Company’s common stock that can be awarded under the 2013 Plan. The Board is permitted to amend the terms and provisions of outstanding awards if the amended terms and provisions would have been permissible when the award was granted, including extensions of the exercise period and acceleration of the vesting schedule of such awards. However, no such action may (1) materially and adversely affect the rights of any grantee with respect to outstanding awards without his or her written consent or (2) cause an award intended to qualify as performance-based compensation under Section 162(m) of the Code to cease being qualified as that type of compensation.

Our Board may submit any other amendment to the 2013 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable, similar to how the Board is seeking stockholder approval for this Proposal 2.

Effect of Certain Corporate Events

Adjustments. In the event of (1) changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any award or (2) any change in applicable laws or any change in circumstances that results in, or would result in, any substantial dilution or enlargement of the rights granted to, or available for, grantees, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the 2013 Plan, the Administrator will adjust or substitute awards as it determines equitable.

Change in Control Treatment. Upon the occurrence of:

           (i)           the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

           (ii)           the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

           (iii)           in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Act of 1933, as amended (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and our company with respect to participation in the 2013 Plan.  This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option.  Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise.  A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise.  If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount.  If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2013 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant.  Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price.  However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock.  If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date.  On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin.  If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized.  Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock.  Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000.  It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.  In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a committee solely comprising “outside directors” and, among other things, the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant.  Awards to purchase restricted stock under the 2013 Plan will not qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m).

Securities issued and granted under the 2013 Plan

As of the date of this proxy filing, options to purchase a net of 1,358,897 shares of common stock have been issued under the 2013 Plan, with 216,103 shares of common stock remaining available for issuance under the 2013 Plan. Information regarding all of our equity compensation plans can be found above under “Equity Compensation Plan Information”, on page 34.

Reasons for and Purpose of the Amendment to the 2013 Plan

The reason for the amendment is solely to increase the shares available for issuances under the 2013 Plan in order for the Company to be able to issue additional equity incentive compensation awards under the 2013 Plan for the purpose of attracting and retaining the best available personnel for positions of substantial responsibility, providing additional incentive to employees, directors and consultants, and promoting the success of the Company’s business.

The amendment would increase the number of shares that may be granted during the life of the 2013 Plan from 1,575,000 to 3,575,000 shares.  The Company does not currently have any specific plans to issue or grant additional awards under the 2013 Plan, as amended.

The Company is asking stockholders to increase the number of shares available for grants under the 2013 Plan to a level that the Company believes will, on the basis of current assumptions, ensure that enough shares remain available for anticipated issuances under the 2013 Plan through 2016.

Proposed Amendment to the 2013 Plan

Specifically, under this Proposal 2, the Company’s stockholders are being asked to approve an amendment to the introductory paragraph of Section 3.4 of the 2013 Plan such that the paragraph would provide in its entirety as follows:

“Subject to the provisions of Section 3.9, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be 3,575,000 shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.”

The other paragraphs of Section 3.4 and all other sections of the 2013 Plan would remain unchanged, other than Section 4.2, which relates to the maximum number of incentive stock options which may be issued under the 2013 Plan, which will be increased to 3,575,000 shares after the amendment of the 2013 Plan, compared to 1,575,000  shares prior to such amendment, to reflect the corresponding increase in the maximum aggregate number of shares which may be issued under the 2013 Plan as described above.

What vote is required to ratify the Amendment to the 2013 Plan?

The ratification of the amendment to the 2013 Plan requires the affirmative vote of a majority of the votes cast on such proposal provided that a quorum exists at the Annual Meeting.  Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting on the proposal.  However, broker non-votes and abstentions could prevent the approval of this proposal because they do not count as affirmative votes. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

Our Board of Directors has approved the amendment to the 2013 Plan described in Proposal 2.  If Proposal 2 is not approved by the Company’s stockholders at the Annual Meeting, the Company will continue to operate the 2013 Plan pursuant to its current provisions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE 2013 PLAN.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected Hein & Associates LLP (“Hein”), as the Company’s independent auditors for the fiscal year ended December 31, 2015, and recommends that the stockholders vote to ratify such appointment. Previous to the appointment of Hein on April 27, 2015, LBB & Associates Ltd., LLP (“LBB”) served as the Company’s independent auditors for the fiscal years ended December 31, 2014 and 2013.

The Company does not anticipate a representative from Hein to be present at the annual stockholders meeting. In the event that a representative of Hein is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

CHANGE IN AUDITORS

On April 27, 2015, we dismissed LBB and engaged Hein as our independent registered public accounting firm through and with the approval and recommendation of our Board of Directors and Audit Committee.

Other than for the inclusion of a paragraph describing the uncertainty of the Company’s ability to continue as a going concern (for the year ended December 31, 2014), LBB’s reports on the Company’s financial statements for the years ended December 31, 2014 and 2013, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding LBB’s dismissal, there were: (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with LBB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LBB, would have caused it to make reference to the subject matter of the disagreements in its report on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except for material weaknesses in the Company’s internal control over financial reporting as described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

The Company provided LBB with a copy of the Form 8-K disclosing the change in auditors prior to its filing with the SEC on May 1, 2015, and requested LBB to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made in such Form 8-K. A copy of LBB’s letter dated April 30, 2015 was attached as Exhibit 16.1 to the Company’s Form 8-K filing made on May 1, 2015.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Hein’s engagement, neither the Company nor anyone on its behalf consulted Hein regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Hein concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).

In approving the selection of Hein as the Company’s independent registered public accounting firm, the Board of Directors considered all relevant factors, including that no non-audit services were previously provided by Hein to the Company.

AUDIT FEES

LBB served as the Company's independent auditors and audited the consolidated financial statements of the Company for the fiscal years ended December 31, 2014 and December 31, 2013.

Following is a summary of the fees expensed relating to professional services rendered by the principal accountants (LBB) for the fiscal years ended December 31, 2014 and December 31, 2013:

Fee Category	2014 Fees	2013 Fees
Audit Related Fees	$228,521	$96,639
All Other Fees	6,000	14,035
Total Fees	$234,521	$110,674

It is the policy of our Board of Directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Audit Committee. Our Audit Committee pre-approved all services, audit and non-audit related, provided to us by LBB for 2014 and 2013.

 In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of Hein to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of Hein as the Company’s independent auditor for the year ended December 31, 2014. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our Board are requesting, as a matter of policy, that the stockholders ratify the appointment of Hein as our independent registered public accounting firm.

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the votes cast on such proposal provided that a quorum exists at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this appointment. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of the appointment of Hein.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Committee determines that such a change would be in the Company’s and the stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

STOCKHOLDER PROPOSALS

Proposals for 2016 Annual Meeting of Stockholders and 2016 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2016 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A of the Exchange Act, must be received by us, addressed to our Corporate Secretary, at our principal executive offices at 1331 Gemini Street, Suite 250, Houston, Texas 77058, not earlier than the close of business on May 19, 2016, and not later than the close of business on June 18, 2016, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2016 annual meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after September 16, 2016. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2016 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting.

Stockholder proposals must be in writing and must include (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. The Board of Directors reserves the right to refuse to submit any proposal to stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete, or does not comply with the requirements for stockholder proposals set forth in the Company’s Bylaws.

Stockholder nominations for director candidates must include (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Additional Filings

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website on the Internet as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, Vertex Energy, Inc., 1331 Gemini, Suite 250, Houston, Texas 77058.

OTHER MATTERS

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON:

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

Vertex Energy, Inc.
1331 Gemini, Suite 250
Houston, Texas 77058

By Order of the Board of Directors,

____________________________ Benjamin P. Cowart, Chairman

Appendix A

VERTEX ENERGY, INC.
AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN

ARTICLE I -- PREAMBLE

1.1           This Amended and Restated 2013 Stock Incentive Plan of Vertex Energy, Inc. (the "Company") is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company's Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company's future growth.  The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2           Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3           The Company’s board of directors adopted the Plan effective on April 25, 2013  (the "Effective Date"), subject to approval by the shareholders of the Company to the extent necessary to satisfy the requirements of the Code, the Act, or other applicable federal or state law.  Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date.  Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4           The Plan shall be governed by, and construed in accordance with, the laws of the State of Texas (except its choice-of-law provisions).

1.5           Capitalized terms shall have the meaning provided in Article II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II -- DEFINITIONS

DEFINITIONS.  Except where the context otherwise indicates, the following definitions apply:

2.1           "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2           "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3           "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.4           "Award Agreement" means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.5           "Board of Directors" or "Board" means the Board of Directors of the Company, as constituted from time to time.

2.6           “Bylaws” means the Company’s bylaws as amended from time to time.

2.7           "Change of Control" means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.8           "Code" means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.9           "Committee" means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan.

2.10           "Common Stock" means the Company’s common stock.

2.11           "Company" means Vertex Energy, Inc., a Nevada corporation.

2.12           "Consultant" means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.13           "Director" means a member of the Board of Directors of the Company.

2.14           "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.15           "Effective Date" shall be the date set forth in Section 1.3 of the Plan.

2.16           "Eligible Employee" means an Eligible Person who is an Employee of the Company or any Affiliate.

2.17           "Eligible Person" means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Board.  In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

2.19           “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer.  Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

2.20           "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.21           "Fair Market Value" means:

(a)           for purposes of an Incentive Stock Option, if there is a market for the Company’s stock, on a stock exchange or in an over-the-counter market, or otherwise, the Fair Market Value shall be the mean between the highest and lowest quoted selling prices on the valuation date of the Incentive Stock Option, or if there were no sales of the Company’s Common Stock on the valuation date, the Fair Market Value shall be the weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the valuation date.  If a valuation pursuant to this paragraph is not available, the appropriate method described in Section 20.2031-2 of the Treasury Regulations adopted under the Code shall be used for the Fair Market Value, and

(b)           for all other purposes, the mean between the highest and lowest quoted selling prices of the Common Stock (if actual sales price information on such trading day is not available, the mean between the bona fide bid and asked prices on such trading day shall be used) on the trading day immediately prior to the date on which a determination is being made pursuant to this Section 2.21 (the “Mean Selling Price”), as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or if the Common Stock is not traded on NASDAQ, the Mean Selling Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Fair Market Value shall be the Mean Selling Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the Board, whose determination shall be conclusive, shall be used.  In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

2.22           "Grant Date" means, as to any Award, the latest of:

(a)           the date on which the Board authorizes the grant of the Award; or

(b)           the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

(c)           such other date (later than the dates described in (a) and (b) above) as the Board may designate and as set forth in the Participant's Award Agreement.

2.23           "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.24           "Incentive Stock Option" means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under Article IV of the Plan and designated as an Incentive Stock Option in a Participant's Award Agreement.

2.25           "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Act.

2.26           "Nonqualified Stock Option" means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant's Award Agreement.

2.27           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.28           "Option Period" means the period during which a Stock Option may be exercised from time to time, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.29           "Option Price" means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.30           “Outside Director” means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

2.31           "Participant" means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.32           "Performance Objectives" shall have the meaning set forth in Article IX of the Plan.

2.33           "Performance Period" shall have the meaning set forth in Article IX of the Plan.

2.34           "Performance Share" means an Award under Article IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Board, in its sole discretion, shall establish at the time of such Award and set forth in a Participant's Award Agreement.

2.35           "Plan" means this Vertex Energy, Inc. 2013 Stock Incentive Plan, as it may be amended from time to time.

2.36           “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.37           "Restricted Stock" means an Award under Article VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant's ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Board, in its sole discretion, shall determine at the time of such Award and set forth in a Participant's Award Agreement.

2.38           "Restriction Period" means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Board, in its sole discretion, shall establish and set forth in a Participant's Award Agreement.

2.39           "Retirement" means retirement as determined under procedures established by the Board or in any Award, as set forth in a Participant's Award Agreement.

2.40           “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time.  Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

2.41           "Stock Award" means an Award of shares of Common Stock under Article VIII of the Plan.

2.42           "Stock Option" means an Award under Article IV or Article V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.43           "Ten Percent Stockholder" means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.44           "Termination of Service" means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Board in its sole discretion. In determining whether a Termination of Service has occurred, the Board may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III – ADMINISTRATION

3.1           The Plan shall be administered by the Board of Directors of the Company.  The Board shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan.  The Board may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in Article XI, and terminate or suspend the Plan as provided in Article XI.  All acts, determinations and decisions of the Board made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons.

3.2           The Board may, to the full extent permitted by and consistent with applicable law and the Company’s Bylaws, and subject to Subparagraph 3.2(b) hereinbelow, delegate any or all of its powers with respect to the administration of the Plan to a Committee consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

(a)           If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

(b)           The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

(c)           In addition to, and not in limitation of, the right of any Committee so designated by the Board to administer this Plan to grant Awards to Eligible Persons under this Plan, the full Board of Directors may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

3.3           Without limiting the provisions of this Article III, and subject to the provisions of Article X, the Board is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in Article X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Board may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time.

3.4           Subject to the provisions of Section 3.9, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be 3,575,000 shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

(a)           For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

(b)           If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

(c)           The foregoing subsections (a) and (b) of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

3.5           Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Board.

3.6           The Company shall not be required to issue or deliver any certificates for shares of Common Stock under the Plan prior to:

(a)           any required approval of the Plan by the shareholders of the Company; and

(b)            the completion of any registration or qualification of such shares of Common Stock under any federal or state law, or any ruling or regulation of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable.

3.7           The Board may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof.  Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Board may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Board may rely upon an opinion of counsel for the Company.

3.8           Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant's Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Board, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

3.9           The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10           No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.  The members of the Board shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company's Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11           The Board shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12           Subject to the express provisions of the Plan, the Board shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Board in its sole discretion.

ARTICLE IV -- INCENTIVE STOCK OPTIONS

4.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this Article IV and Articles III and VI and subject to the following conditions:

(a)           Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Board.

(b)           The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

(c)           An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Board as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service, unless employment shall have terminated:

(i)           as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii)           as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

(d)           The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as  Nonqualified Stock Options.

(e)           No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

(f)            The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2           Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3           The Board may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.4           Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

ARTICLE V -- NONQUALIFIED STOCK OPTIONS

5.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this Article V and Articles III and VI and subject to the following conditions:

(a)           Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Board.

(b)           The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

(c)           A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Board and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement.

5.2           The Board may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this Article V or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI -- INCIDENTS OF STOCK OPTIONS

6.1           Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Board and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

6.2           Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant's guardian or legal representative.  In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant's Award Agreement by the executor or personal representative of such Participant's estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant's will or by inheritance. The Board, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant's Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant's Immediate Family), subject to such limits as the Board may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Board shall apply to the right to consent to amendments to the Award Agreement.

6.3           Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Board, subject to limitations set forth in the Stock Option Award Agreement. The Board may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Board. In the sole discretion of the Board, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Board also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4           The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5           The Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6           The Board may at any time offer to purchase a Participant's outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant's Stock Option, based on such terms and conditions as the Board shall establish and communicate to the Participant at the time that such offer is made.

6.7           The Board shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

ARTICLE VII -- RESTRICTED STOCK

7.1           The Board, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article VII.

7.2           The Board shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

(a)           the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)           the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

(c)           the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

(d)           whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

(e)            whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

(f)            whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3           Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Board may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Board and has otherwise complied with the applicable terms and conditions of such Award.

7.4           In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant's Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant's Restricted Stock, if it finds that a waiver would be appropriate.

7.5           Except as otherwise provided in this Article VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6           Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Board, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant's Award Agreement.  It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7           Except as provided in this Article VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Board may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Board shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII -- STOCK AWARDS

8.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this Article VIII.

8.2           For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3           Unless otherwise determined by the Board and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Board expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX -- PERFORMANCE SHARES

9.1           The Board, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article IX.

9.2           The Board shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

(a)            the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)            the performance period (the "Performance Period") and/or performance objectives (the "Performance Objectives") applicable to such Awards;

(c)            the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

(d)            the form of settlement of a Performance Share.

9.3           At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4           Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5           Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Board may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Board expects to have a substantial effect on the applicable Performance Objectives during such period, the Board may revise such Performance Objectives.

9.6           In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant's Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Board may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Board deems appropriate or desirable.

9.7           The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period.  Notwithstanding the foregoing, the Board in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Board and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8           Performance Shares shall not be transferable by the Participant. The Board shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE X -- CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1          Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

(a)            all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

(b)            all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i)            all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii)            the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii)            the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Board, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv)            upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect.

(c)            all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2          Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1(a), (b) and (c) above.

10.3          After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant's Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Board may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI -- AMENDMENT AND TERMINATION

11.1          Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof.  To the extent required by the Act or the Code, however, no amendment, without approval by the Company's shareholders, shall:

(a)           materially alter the group of persons eligible to participate in the Plan;

(b)            except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan;

(c)           alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1(d) or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2           No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Board) any Award theretofore granted to such Participant under this Plan; provided, however, that the Board retains the right and power to:

(a)           annul any Award if the Participant is terminated for cause as determined by the Board; and

(b)           convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3           If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article X.

ARTICLE XII -- MISCELLANEOUS PROVISIONS

12.1          Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time.  Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise.  No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VII with respect to Restricted Stock and except as otherwise provided by the Board.

12.2          The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

12.3          The terms of the Plan shall be binding upon the Company, its successors and assigns.

12.4          Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws.  If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

12.5          This Plan and all actions taken hereunder shall be governed by the laws of the State of Texas.

12.6          Each Participant exercising an Award hereunder agrees to give the Board prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

12.7          If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

12.8          The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

12.9          The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

12.10        If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.  To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

Adopted by the Company's Board of Directors on April 25, 2014, and approved by the Company's stockholders on June 7, 2013.

Amended by the stockholders of the Company on ________________________, 2015.

FORM OF PROXY
(SEE ATTACHED)

VERTEX ENERGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS –SEPTEMBER 16, 2015 AT 10:00 AM HOUSTON TIME

CONTROL ID:
REQUEST ID:

The undersigned stockholder of Vertex Energy, Inc., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around July 24, 2015, and hereby appoints Benjamin P. Cowart and Chris Carlson (the “Proxies”) proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2015 Annual Meeting of Stockholders of the Company, to be held on Wednesday, September 16, 2015 at 10 A.M. central standard time at Bay Oaks Country Club, 14545 Bay Oaks Boulevard, Houston, Texas 77059, and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. You hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/VTNR
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF VERTEX ENERGY, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” FOR PROPOSAL 1 AND “FOR” EACH OF PROPOSALS 2 AND 3 BELOW

Proposal 1		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors:	☐	☐
	Benjamin P. Cowart			☐
	Dan Borgen			☐	CONTROL ID:
	David Phillips			☐	REQUEST ID:
	Christopher Stratton			☐
	Timothy C. Harvey			☐
	James P. Gregory			☐

Proposal 2		FOR	AGAINST	ABSTAIN
	Approval of an amendment to the Company’s 2013 Stock Incentive Plan.	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN
	Ratification of the appointment of Hein & Associates LLP, as the company’s independent auditors for the fiscal year ending December 31, 2015.	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” for Proposal 1, and “For” Proposals 2 and 3, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2015

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)